UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09685

Pioneer High Yield Fund

(Exact name of registrant as specified in charter)

60 State Street, Boston, MA 02109

(Address of principal executive offices) (ZIP code)

Terrence J. Cullen, Amundi Asset Management, Inc.,

60 State Street, Boston, MA 02109

(Name and address of agent for service)

Registrant’s telephone number, including area code:  (617) 742-7825

Date of fiscal year end:  October 31, 2021

Date of reporting period: November 1, 2020 through October 31, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

Pioneer High
Yield Fund

Annual Report | October 31, 2021

A: TAHYX	C: PYICX	R: TYHRX	Y: TYHYX

visit us: www.amundi.com/us

Pioneer High Yield Fund | Annual Report | 10/31/21 1

President’s Letter

Dear Shareholders,

The past year and a half has created unprecedented challenges for investors, as the COVID-19 pandemic has not only dominated the headlines since March 2020, but has also led to significant changes in government and central-bank policies, both in the US and abroad, and affected the everyday lives of each of us. As we move into the final months of 2021, the situation, while improved, has continued to evolve.

Widespread distribution of the COVID-19 vaccines approved for emergency use in late 2020 led to a general decline in virus-related hospitalizations in the US and had a positive effect on overall market sentiment during the first half of this calendar year. The passage of two additional fiscal stimulus packages by US lawmakers last December and January also helped drive a strong market rally. However, the emergence of highly infectious variants of the virus has caused a recent spike in cases and hospitalizations, especially outside of the US. That development has contributed to a slowdown in the global economic recovery, as some foreign governments have reinstated strict virus-containment measures that had been relaxed after the rollout of the vaccines.

In the US, while performance of most asset classes, especially equities, has been positive for the year to date, volatility has been high, and the third quarter of 2021 saw negative returns for several stock market indices. Investors’ concerns over global supply chain issues, rising inflation, “hawkish” signals concerning less-accommodative future monetary policies from the Federal Reserve System (Fed), and partisan debates in Washington, DC over future spending and tax policies, are among the many factors that have led to greater uncertainty and an increase in market volatility.

Despite those concerns and some of the recent difficulties that have affected the economy and the markets, we believe the distribution of the COVID-19 vaccines has provided a potential light at the end of the pandemic tunnel. With that said, the long-term impact on the global economy from COVID-19, while currently unknown, is likely to be considerable, as it is clear that several industries have already felt greater effects than others, and could continue to struggle for quite some time.

After leaving our offices in March of 2020 due to COVID-19, we have re-opened our US locations and our employees have returned to the office as of mid-October. I am proud of the careful planning that has taken place.

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Throughout the pandemic, our business has continued to operate without any disruption, and we all look forward to regaining a bit of normalcy after so many months of remote working.

Since 1928, Amundi US’s investment process has been built on a foundation of fundamental research and active management, principles which have guided our investment decisions for more than 90 years. We believe active management – that is, making active investment decisions – can help mitigate the risks during periods of market volatility.

At Amundi US, active management begins with our own fundamental, bottom-up research process. Our team of dedicated research analysts and portfolio managers analyzes each security under consideration, communicating directly with the management teams of the companies issuing the securities and working together to identify those securities that best meet our investment criteria for our family of funds. Our risk management approach begins with each and every security, as we strive to carefully understand the potential opportunity, while considering any and all risk factors.

Today, as investors, we have many options. It is our view that active management can serve shareholders well, not only when markets are thriving, but also during periods of market stress.

As you consider your long-term investment goals, we encourage you to work with your financial professional to develop an investment plan that paves the way for you to pursue both your short-term and long-term goals.

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

Sincerely,

Lisa M. Jones

Head of the Americas, President and CEO of US

Amundi Asset Management US, Inc.

December 2021

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

Pioneer High Yield Fund | Annual Report | 10/31/21 3

Portfolio Management Discussion | 10/31/21

In the following interview, Andrew Feltus, Ken Monaghan, and Matt Shulkin discuss the factors that influenced the performance of Pioneer High Yield Fund during the 12-month period ended October 31, 2021. Mr. Feltus, Managing Director, Co-Director of High Yield, and a portfolio manager at Amundi Asset Management US, Inc. (Amundi US), is responsible for the day-to-day management of the Fund, along with Mr. Monaghan, Managing Director, Co-Director of High Yield, and a portfolio manager at Amundi US, and Mr. Shulkin, a senior vice president and a portfolio manager at Amundi US.

Q	How did the Fund perform during the 12-month period ended October 31, 2021?
A	Pioneer High Yield Fund’s Class A shares returned 12.13% at net asset value during the 12-month period ended October 31, 2021, while the Fund’s primary benchmark, the ICE Bank of America (ICE BofA) U.S. High Yield Index (the high-yield index), returned 10.74%, and the Fund’s secondary benchmark, the ICE BofA All-Convertibles Speculative Quality Index, returned 72.22%. During the same period, the average return of the 679 mutual funds in Morningstar’s High Yield Bond Funds category was 10.10%.
Q	Could you please describe the market environment for high yield bonds during the 12-month period?
A	Entering the period in November 2020, concerns about many issues, including the US presidential election and its potential effects on future government policy, and the ongoing COVID-19 pandemic, dampened investors’ enthusiasm for riskier assets, including equities and high-yield bonds.

However, once November’s election results were settled, market sentiment improved with the removal of the uncertainty, and then received a further boost when a pair of COVID-19 vaccines were granted emergency-use authorization in December. In addition, US lawmakers, after months of debate, finally reached agreement on a $900 billion pandemic relief package just before the end of the 2020 calendar year. Those factors combined to raise confidence about the US economic outlook heading into 2021. Market participants viewed the vaccines as the proverbial “light at the end of the tunnel,” betting that they would help alleviate some of the public-health concerns about the pandemic and

4 Pioneer High Yield Fund | Annual Report | 10/31/21

bring forward the timing of a return to some semblance of economic normalcy after months of lockdowns and other restrictions aimed at slowing the spread of the virus. The additional fiscal measures were viewed as offering much needed support for many individuals and businesses. Then, early in 2021, the US government passed yet another ($1.9 trillion) stimulus package on the heels of the smaller December relief bill. In response, riskier assets rallied and Treasury yields moved higher through the end of March.

As the period progressed, the continued highly dovish posture on monetary policy by the US Federal Reserve (Fed) further improved market sentiment, as the US central bank expressed its intention to remain “on the sidelines” with regard to major policy changes until at least 2023. The Fed based its projection on the view that near-term increases in inflation above the usual 2% target would be “transitory” and not structural. The Fed also messaged that it would look at average inflation over time, rather than feeling compelled to raise the federal funds rate’s target range based on isolated upticks in prices.

However, the “reflation trade” wobbled during June as investors navigated growing apprehension over the spread of COVID-19 variants and a somewhat “hawkish” Federal Open Market Committee (FOMC) meeting that month. Treasury market investors reacted to the updated Fed “dot plot” – a quarterly chart summarizing the outlook for the federal funds rate for each FOMC meeting participant – that pointed to a median year-end 2023 target rate of 0.625%, or 50 basis points (bps) higher than the March 2021 forecast. (A basis point is equal to 1/100th of a percentage point.)

Over the summer, the FOMC also shifted its discussions to the process and timing of “tapering” the Fed’s purchases of Treasuries and mortgage-backed securities, the first step towards tightening monetary policy. The yield curve saw short-end yields rise and long-end yields fall, while longer-term inflation expectations stabilized. The market’s reaction suggested investors’ doubts regarding the Fed’s long-term commitment to its new average-inflation targeting framework. The hawks prevailed during the September FOMC debate with regard to when to start tapering the asset-purchase program the Fed had enacted at the outset of the pandemic, and at what pace. The FOMC signaled, and Chair Powell affirmed, that a tapering plan would likely be announced in November, and completed by the middle of next year.

Pioneer High Yield Fund | Annual Report | 10/31/21 5

While a notable rise in Treasury yields over the 12-month period weighed on returns in the broader fixed-income markets, high-yield corporate issues, which are less sensitive to interest-rate moves, delivered strong gains for the period. Other riskier asset classes, such as emerging market and convertible bonds, also posted strong returns. Within the high-yield corporate bond market, lower-quality issues generally outperformed higher-quality issues over the 12-month period, as credit spreads tightened. (Credit spreads are commonly defined as the differences in yield between Treasuries and other types of fixed-income securities with similar maturities.)

Q	Which of your investment strategies aided or detracted from the Fund's performance relative to the benchmark high-yield index during the 12-month period ended October 31, 2021?
A	The Fund’s asset allocation and security selection results both contributed positively to benchmark-relative performance during the period.

For much of the period, we believe the Fund was well positioned in sectors that were benefiting from the broader economic reopening after many months of pandemic-related restrictions on activity. For example, the leisure, energy, and transportation sectors had struggled through much of 2020 as the economy virtually shut down. However, all three sectors outperformed the high-yield index during the 12-month period. Within leisure, after having owned the bonds of AMC Entertainment, the movie theater chain, the Fund participated in an offer that exchanged the company’s senior subordinated notes for shares of common stock. The position subsequently generated strong performance and benefited the Fund’s relative returns. We eventually sold the position from the portfolio. The Fund’s energy exposures also aided benchmark-relative returns. A notable contributor to positive benchmark-relative performance in the sector was a position in the bonds of Shelf Drilling, an owner of shallow-water offshore drilling rigs outside of the US. The bonds performed well, driven higher by accelerating economic activity that pushed oil and gas prices upward during the period. Other positions within energy that contributed positively to the Fund’s benchmark-relative returns for the period included Baytex Energy, an exploration-and-production company focused on oil operations in Western Canada and the Eagle Ford field in Texas.

6 Pioneer High Yield Fund | Annual Report | 10/31/21

The Fund’s non-benchmark allocations to convertible bonds and common stocks also contributed positively to relative returns for the period. Within common stocks, contributions were led by positions in energy issuers that experienced large recoveries after going through significant struggles during the height of the pandemic. In addition, positioning in the media sector provided a strong boost to the Fund’s benchmark-relative performance, from both positive security selection as well as an underweight allocation versus the high-yield index.

On the negative side, the Fund’s allocations to index-based credit-default swaps detracted from relative returns, as did the portfolio’s cash-related positions. We have generally utilized credit-default swaps to help maintain the desired level of portfolio exposure to the high-yield market. Credit-default-swap positions are sometimes used to increase the Fund’s market exposure, but are also used to decrease market exposure at times when we deem that type of positioning to be more appropriate. During the period, as high-yield spreads narrowed to pre-COVID-19 levels, we utilized the (index) credit-default swaps in an attempt to provide a layer of protection for the portfolio. The cash-related holdings, which we maintained to help provide adequate liquidity in the portfolio, were the largest detractors from relative performance.

At the sector level, selection results in utilities and basic industries detracted from the Fund’s relative returns for the 12-month period, as did a portfolio underweight to the retail sector. Within utilities, a position in Talen Energy, a US merchant-energy generator, had a negative return for the period and detracted from the Fund’s relative performance. We still hold the position in the portfolio. Other individual holdings that detracted from the Fund’s benchmark-relative results over the 12-month period included an underweight position in Occidental Petroleum, the large global exploration-and-production company, and Community Health Systems, a large operator of general acute-care hospitals.

Pioneer High Yield Fund | Annual Report | 10/31/21 7

Q	Did the Fund have any exposure to derivative securities during the 12-month period ended October 31, 2021? If so, did the derivatives have any effect on the Fund’s performance?
A	Yes, as noted and described earlier, the Fund’s credit-default-swap positions detracted from benchmark-relative performance over the 12-month period. The Fund also had exposure to forward foreign currency exchange contracts (currency forwards) during the period, which had minimal effect on performance.
Q	Did the Fund’s distributions* to shareholders change during the 12-month period ended October 31, 2021?
A	The Fund’s monthly distribution rate declined over the 12-month period, as high-yield spreads narrowed fairly significantly (to pre-pandemic levels).
Q	What is your investment outlook?
A	The functioning of the high-yield market has continued to normalize after the severe dislocations experienced at the outset of the pandemic, and as the economy gradually has recovered from the worst of the COVID-19 situation. In addition, by the close of the period, the sectors that had felt the biggest negative effects of the pandemic had regained traction. As a result, we believe the securities within those sectors are no longer priced to enable them to generate outsized performance compared to the overall market.

We believe the US economy could be poised to perform well in the coming months. While COVID-19-driven economic support programs have been waning or, like the Fed’s asset purchases, are scheduled to end, consumers have continued to demonstrate high savings rates, which has contributed to pent-up demand. Some of the negative factors continuing to affect economic conditions as of period-end included labor shortages and supply chain difficulties, which have been constraining global as well as domestic growth.

In our view, high-yield spreads could possibly tighten slightly in the coming months. However, we do not expect high-yield spreads to narrow to new record levels.

*	Distributions are not guaranteed.

8 Pioneer High Yield Fund | Annual Report | 10/31/21

On the policy front, the Fed seems likely to begin tapering its Treasury and mortgage-backed security purchases before the end of this year, and has continued to maintain that it intends to keep short-term interest rates at near-zero levels for the rest of this year and into 2022. Therefore, it seems unlikely that the Fed will increase the federal funds rate target range until after it has completed tapering the bond purchases. We believe issuers of high-yield debt could experience positive financial performance over the next year, but we would not be surprised if the market were to experience periods of volatility as investors digest the Fed’s anticipated policy shifts.

Please refer to the Schedule of Investments on pages 19–38 for a full listing of Fund securities.

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility and heightened uncertainty. The market prices of securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues or adverse investor sentiment. These conditions may continue, recur, worsen or spread.

Investments in high-yield or lower-rated securities are subject to greater-than-average price volatility, illiquidity and possibility of default.

When interest rates rise, the prices of fixed-income securities held by the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities held by the Fund will generally rise.

The Fund's investments, payment obligations and financing terms may be based on floating rates, such as LIBOR (London Interbank Offered Rate). Plans are underway to phase out the use of LIBOR. There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the Fund, issuers of instruments in which the Fund invests, and financial markets generally.

Investments in the Fund are subject to possible loss due to the financial failure of issuers of underlying securities and their inability to meet their debt obligations.

Pioneer High Yield Fund | Annual Report | 10/31/21 9

Prepayment risk is the chance that an issuer may exercise its right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation.

The Fund may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to prepayments.

The Fund may use derivatives, such as options, futures, inverse floating rate obligations, swaps, and others, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Derivatives may have a leveraging effect on the Fund.

At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Before investing, consider the product’s investment objectives, risks, charges and expenses. Contact your advisor or Amundi for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

10 Pioneer High Yield Fund | Annual Report | 10/31/21

Portfolio Summary | 10/31/21

10 Largest Holdings
(As a percentage of total investments)*
1.	U.S. Treasury Bills, 1/6/22	2.35%
2.	U.S. Treasury Floating Rate Notes, 0.355% (3 Month U.S. Treasury Bill
	Money Market Yield + 30 bps), 10/31/21	1.41
3.	U.S. Treasury Bills, 11/26/21	1.23
4.	U.S. Treasury Bills, 12/2/21	1.12
5.	Teva Pharmaceutical Finance Netherlands III BV, 2.8%, 7/21/23	0.88
6.	Artera Services LLC, 9.033%, 12/4/25 (144A)	0.87
7.	Crown Cork & Seal Co., Inc., 7.375%, 12/15/26	0.85
8.	Cleveland-Cliffs, Inc., 6.75%, 3/15/26 (144A)	0.83
9.	Baytex Energy Corp., 8.75%, 4/1/27 (144A)	0.79
10.	FAGE International SA/FAGE USA Dairy Industry, Inc., 5.625%, 8/15/26 (144A)	0.78

*	Excludes temporary cash investments and all derivative contracts except for options purchased. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.

Pioneer High Yield Fund | Annual Report | 10/31/21 11

Prices and Distributions | 10/31/21

Net Asset Value per Share

Class	10/31/21	10/31/20
A	$9.64	$8.99
C	$9.84	$9.18
R	$10.93	$10.20
Y	$9.65	$9.00

Distributions per Share: 11/1/20–10/31/21

	Net Investment	Short-Term	Long-Term	Tax Return
Class	Income	Capital Gains	Capital Gains	of Capital
A	$0.3589	$ —	$ —	$0.0706
C	$0.2841	$ —	$ —	$0.0706
R	$0.3671	$ —	$ —	$0.0706
Y	$0.3831	$ —	$ —	$0.0706

Index Definitions

The ICE Bank of America (BofA) U.S. High Yield Index is an unmanaged, commonly accepted measure of the performance of high-yield securities. The ICE Bank of America (BofA) All-Convertibles Speculative Quality Index is an unmanaged index of high-yield U.S. convertible securities. Index returns are calculated monthly, assume reinvestment of dividends and, unlike fund returns, do not reflect any fees, expense or sales charges. It is not possible to invest directly in an index.

The indices defined here pertain to the “Value of $10,000 Investment” and the “Value of $5 Million Investment” charts on pages 13–16.

12 Pioneer High Yield Fund | Annual Report | 10/31/21

Performance Update | 10/31/21	Class A Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer High Yield Fund at public offering price during the periods shown, compared to that of the ICE Bank of America (BofA) U.S. High Yield Index and the ICE BofA All-Convertibles Speculative Quality Index.

Average Annual Total Returns
(As of October 31, 2021)
			ICE	ICE
	Net	Public	BofA	BofA All-
	Asset	Offering	U.S. High	Convertibles
	Value	Price	Yield	Speculative
Period	(NAV)	(POP)	Index	Quality Index
10 years	5.96%	5.47%	6.66%	18.71%
5 years	5.54	4.57	6.25	29.93
1 year	12.13	7.08	10.74	72.22

Expense Ratio
(Per prospectus dated March 1, 2021)
Gross	Net
1.17%	1.10%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. POP returns reflect deduction of maximum 4.50% sales charge. NAV returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation in effect through March 1, 2022 for Class A shares. There can be no assurance that Amundi US will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for more current expense ratios.

Pioneer High Yield Fund | Annual Report | 10/31/21 13

Performance Update | 10/31/21	Class C Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer High Yield Fund during the periods shown, compared to that of the ICE Bank of America (BofA) U.S. High Yield Index and the ICE BofA All-Convertibles Speculative Quality Index.

Average Annual Total Returns
(As of October 31, 2021)
			ICE	ICE
			BofA	BofA All-
			U.S. High	Convertibles
	If	If	Yield	Speculative
Period	Held	Redeemed	Index	Quality Index
10 years	5.18%	N/A	6.66%	18.71%
5 years	4.71	N/A	6.25	29.93
1 year	11.13	10.13%	10.74	72.22

Expense Ratio
(Per prospectus dated March 1, 2021)
Gross
1.87%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). “If Held” results represent the percent change in net asset value per share. NAV returns would have been lower had sales charges been reflected. “If Redeemed” returns reflect deduction of the CDSC, assuming a complete redemption of shares at the last price calculated on the last business day of the period. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

14 Pioneer High Yield Fund | Annual Report | 10/31/21

Performance Update | 10/31/21	Class R Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class R shares of Pioneer High Yield Fund during the periods shown, compared to that of the ICE Bank of America (BofA) U.S. High Yield Index and the ICE BofA All-Convertibles Speculative Quality Index.

Average Annual Total Returns
(As of October 31, 2021)
		ICE	ICE
	Net	BofA	BofA All-
	Asset	U.S. High	Convertibles
	Value	Yield	Speculative
Period	(NAV)	Index	Quality Index
10 years	5.56%	6.66%	18.71%
5 years	5.10	6.25	29.93
1 year	11.55	10.74	72.22

Expense Ratio
(Per prospectus dated March 1, 2021)
Gross
1.51%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

Pioneer High Yield Fund | Annual Report | 10/31/21 15

Performance Update | 10/31/21	Class Y Shares

Investment Returns

The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer High Yield Fund, during the periods shown, compared to that of the ICE Bank of America (BofA) U.S. High Yield Index and the ICE BofA All-Convertibles Speculative Quality Index.

Average Annual Total Returns
(As of October 31, 2021)
		ICE	ICE
	Net	BofA	BofA All-
	Asset	U.S. High	Convertibles
	Value	Yield	Speculative
Period	(NAV)	Index	Quality Index
10 years	6.27%	6.66%	18.71%
5 years	5.83	6.25	29.93
1 year	12.40	10.74	72.22

Expense Ratio
(Per prospectus dated March 1, 2021)
Gross	Net
0.87%	0.85%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation in effect through March 1, 2022 for Class Y shares. There can be no assurance that Amundi US will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for more current expense ratios.

16 Pioneer High Yield Fund | Annual Report | 10/31/21

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1)	ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and
(2)	transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund’s latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.	Divide your account value by $1,000

Example: an $8,600 account value ÷ $1,000 = 8.6

2.	Multiply the result in (1) above by the corresponding share class’s number in the third row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer High Yield Fund

Based on actual returns from May 1, 2021 through October 31, 2021.

Share Class	A	C	R	Y
Beginning Account	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Value on 5/1/21
Ending Account	$1,019.36	$1,014.79	$1,017.14	$1,020.70
Value (after expenses)
on 10/31/21
Expenses Paid	$5.60	$10.06	$8.08	$4.33
During Period*

*	Expenses are equal to the Fund's annualized expense ratio of 1.10%, 1.98%, 1.59%, and 0.85% for Class A, Class C, Class R and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the partial year period).

Pioneer High Yield Fund | Annual Report | 10/31/21 17

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer High Yield Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from May 1, 2021 through October 31, 2021.

Share Class	A	C	R	Y
Beginning Account	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Value on 5/1/21
Ending Account	$1,019.66	$1,015.22	$1,017.19	$1,020.92
Value (after expenses)
on 10/31/21
Expenses Paid	$5.60	$10.06	$8.08	$4.33
During Period*

*	Expenses are equal to the Fund's annualized expense ratio of 1.10%, 1.98%, 1.59%, and 0.85% for Class A, Class C, Class R and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the partial year period).

18 Pioneer High Yield Fund | Annual Report | 10/31/21

Schedule of Investments | 10/31/21

Shares		Value
UNAFFILIATED ISSUERS — 99.5%
COMMON STOCKS — 0.2% of Net Assets
Energy Equipment & Services — 0.2%
40,876(a)	FTS International, Inc.	$ 1,083,214
	Total Energy Equipment & Services	$ 1,083,214
Oil, Gas & Consumable Fuels — 0.0%†
23(a)	Amplify Energy Corp.	$ 78
6,967,063^(a)	Ascent CNR Corp.	209,012
	Total Oil, Gas & Consumable Fuels	$ 209,090
TOTAL COMMON STOCKS
	(Cost $1,105,555)	$ 1,292,304
CONVERTIBLE PREFERRED STOCK — 0.4%
of Net Assets
Banks — 0.4%
1,561(b)	Wells Fargo & Co., 7.5%	$ 2,372,673
	Total Banks	$ 2,372,673
TOTAL CONVERTIBLE PREFERRED STOCK
	(Cost $1,767,833)	$ 2,372,673

Principal
Amount
USD ($)
COLLATERALIZED MORTGAGE OBLIGATIONS —
0.2% of Net Assets
195,028	Global Mortgage Securitization, Ltd., Series 2004-A,
	Class B1, 5.25%, 11/25/32 (144A)	$ 126,910
900,000	Med Trust, Series 2021-MDLN, Class G, 0.0%,
	11/15/26 (144A)	900,000
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
	(Cost $1,090,509)	$ 1,026,910
CONVERTIBLE CORPORATE BONDS — 3.1%
of Net Assets
Airlines — 0.7%
1,437,000	Air Canada, 4.0%, 7/1/25	$ 2,025,925
2,986,000	Spirit Airlines, Inc., 1.0%, 5/15/26	2,685,609
	Total Airlines	$ 4,711,534
Biotechnology — 0.3%
730,000	Insmed, Inc., 0.75%, 6/1/28	$ 850,158
1,244,000	Insmed, Inc., 1.75%, 1/15/25	1,311,675
	Total Biotechnology	$ 2,161,833
Commercial Services — 0.0%†
50	Macquarie Infrastructure Holdings LLC, 2.0%, 10/1/23	$ 49
	Total Commercial Services	$ 49

The accompanying notes are an integral part of these financial statements.

Pioneer High Yield Fund | Annual Report | 10/31/21 19

Schedule of Investments | 10/31/21 (continued)

Principal
Amount
USD ($)		Value
	Energy-Alternate Sources — 0.5%
2,600,000(c)	Enphase Energy, Inc., 3/1/28 (144A)	$ 2,914,240
	Total Energy-Alternate Sources	$ 2,914,240
	Entertainment — 0.5%
1,974,000(c)	DraftKings, Inc., 3/15/28 (144A)	$ 1,721,212
1,369,000	IMAX Corp., 0.5%, 4/1/26 (144A)	1,351,532
	Total Entertainment	$ 3,072,744
	Pharmaceuticals — 0.4%
2,035,000	Revance Therapeutics, Inc., 1.75%, 2/15/27	$ 1,687,360
2,122,000	Tricida, Inc., 3.5%, 5/15/27	951,929
	Total Pharmaceuticals	$ 2,639,289
	REIT — 0.2%
971,000	Summit Hotel Properties, Inc., 1.5%, 2/15/26	$ 1,038,221
	Total REIT	$ 1,038,221
	Software — 0.5%
1,100,000	Bentley Systems, Inc., 0.375%, 7/1/27 (144A)	$ 1,112,349
855,000	Jamf Holding Corp., 0.125%, 9/1/26 (144A)	995,986
1,450,000	Verint Systems, Inc., 0.25%, 4/15/26 (144A)	1,432,795
	Total Software	$ 3,541,130
	TOTAL CONVERTIBLE CORPORATE BONDS
	(Cost $20,620,920)	$ 20,079,040
	CORPORATE BONDS — 86.7% of Net Assets
	Advertising — 2.2%
300,000	Clear Channel International BV, 6.625%, 8/1/25 (144A)	$ 312,000
2,400,000	Clear Channel Outdoor Holdings, Inc., 7.5%,
	6/1/29 (144A)	2,454,900
1,430,000	Clear Channel Outdoor Holdings, Inc., 7.75%,
	4/15/28 (144A)	1,480,701
990,000	Lamar Media Corp., 3.625%, 1/15/31	970,833
3,915,000	Midas OpCo Holdings LLC, 5.625%, 8/15/29 (144A)	3,993,731
1,080,000	Outfront Media Capital LLC/Outfront Media Capital
	Corp., 4.25%, 1/15/29 (144A)	1,058,400
975,000	Outfront Media Capital LLC/Outfront Media Capital
	Corp., 6.25%, 6/15/25 (144A)	1,020,094
2,512,000	Summer BC Bidco B LLC, 5.5%, 10/31/26 (144A)	2,555,960
	Total Advertising	$ 13,846,619
	Aerospace & Defense — 0.8%
1,430,000	Bombardier, Inc., 6.0%, 2/15/28 (144A)	$ 1,442,513
1,545,000	Bombardier, Inc., 7.125%, 6/15/26 (144A)	1,620,241
1,980,000	Bombardier, Inc., 7.875%, 4/15/27 (144A)	2,057,913
	Total Aerospace & Defense	$ 5,120,667

The accompanying notes are an integral part of these financial statements.

20 Pioneer High Yield Fund | Annual Report | 10/31/21

Principal
Amount
USD ($)		Value
	Airlines — 0.8%
450,000	Air Canada, 3.875%, 8/15/26 (144A)	$ 455,625
630,000	American Airlines 2021-1 Class B Pass Through Trust,
	3.95%, 7/11/30	630,000
955,000	American Airlines, Inc./AAdvantage Loyalty IP, Ltd.,
	5.5%, 4/20/26 (144A)	1,001,534
795,000	American Airlines, Inc./AAdvantage Loyalty IP, Ltd.,
	5.75%, 4/20/29 (144A)	855,619
2,036,000	Delta Air Lines, Inc., 3.75%, 10/28/29	2,069,906
	Total Airlines	$ 5,012,684
	Auto Manufacturers — 3.5%
2,345,000	Allison Transmission, Inc., 3.75%, 1/30/31 (144A)	$ 2,254,131
950,000	Ford Motor Credit Co. LLC, 2.7%, 8/10/26	948,898
1,480,000	Ford Motor Credit Co. LLC, 3.375%, 11/13/25	1,520,330
1,900,000	Ford Motor Credit Co. LLC, 3.625%, 6/17/31	1,921,375
730,000	Ford Motor Credit Co. LLC, 4.0%, 11/13/30	761,938
3,110,000	Ford Motor Credit Co. LLC, 4.125%, 8/17/27	3,300,488
3,095,000	Ford Motor Credit Co. LLC, 4.134%, 8/4/25	3,269,094
1,635,000	Ford Motor Credit Co. LLC, 4.542%, 8/1/26	1,760,535
1,825,000	Ford Motor Credit Co. LLC, 5.113%, 5/3/29	2,028,031
4,221,000	JB Poindexter & Co., Inc., 7.125%, 4/15/26 (144A)	4,437,326
	Total Auto Manufacturers	$ 22,202,146
	Auto Parts & Equipment — 1.0%
3,129,000	American Axle & Manufacturing, Inc., 6.25%, 3/15/26	$ 3,215,047
3,198,000	Dealer Tire LLC/DT Issuer LLC, 8.0%, 2/1/28 (144A)	3,325,920
	Total Auto Parts & Equipment	$ 6,540,967
	Banks — 0.4%
250,000	Freedom Mortgage Corp., 6.625%, 1/15/27 (144A)	$ 236,875
1,896,000	Freedom Mortgage Corp., 8.125%, 11/15/24 (144A)	1,913,974
736,000	Freedom Mortgage Corp., 8.25%, 4/15/25 (144A)	743,360
	Total Banks	$ 2,894,209
	Biotechnology — 0.5%
3,040,000	Grifols Escrow Issuer SA, 4.75%, 10/15/28 (144A)	$ 3,085,600
	Total Biotechnology	$ 3,085,600
	Building Materials — 2.6%
1,110,000	Builders FirstSource, Inc., 4.25%, 2/1/32 (144A)	$ 1,118,813
270,000	Builders FirstSource, Inc., 5.0%, 3/1/30 (144A)	285,187
2,281,000	Builders FirstSource, Inc., 6.75%, 6/1/27 (144A)	2,403,604
3,035,000	Cornerstone Building Brands, Inc., 6.125%,
	1/15/29 (144A)	3,148,813
1,420,000	CP Atlas Buyer, Inc., 7.0%, 12/1/28 (144A)	1,373,850
1,217,000	Koppers, Inc., 6.0%, 2/15/25 (144A)	1,246,123
3,599,000	Patrick Industries, Inc., 7.5%, 10/15/27 (144A)	3,855,429

The accompanying notes are an integral part of these financial statements.

Pioneer High Yield Fund | Annual Report | 10/31/21 21

Schedule of Investments | 10/31/21 (continued)

Principal
Amount
USD ($)		Value
	Building Materials — (continued)
305,000	PGT Innovations, Inc., 4.375%, 10/1/29 (144A)	$ 303,475
130,000	Summit Materials LLC/Summit Materials Finance
	Corp., 5.25%, 1/15/29 (144A)	136,175
2,918,000	Summit Materials LLC/Summit Materials Finance
	Corp., 6.5%, 3/15/27 (144A)	3,049,310
	Total Building Materials	$ 16,920,779
	Chemicals — 2.7%
1,480,000	Hexion, Inc., 7.875%, 7/15/27 (144A)	$ 1,568,800
1,040,000	Kraton Polymers LLC/Kraton Polymers Capital Corp.,
	4.25%, 12/15/25 (144A)	1,075,100
2,328,000	OCI NV, 4.625%, 10/15/25 (144A)	2,421,120
627,000	OCI NV, 5.25%, 11/1/24 (144A)	643,459
1,976,000	Olin Corp., 5.0%, 2/1/30	2,084,680
690,000	Olympus Water US Holding Corp., 6.25%,
	10/1/29 (144A)	688,275
1,445,000	SCIL IV LLC/SCIL USA Holdings LLC, 5.375%,
	11/1/26 (144A)	1,457,384
930,000	SPCM SA, 3.125%, 3/15/27 (144A)	919,537
2,880,000	Trinseo Materials Operating SCA/Trinseo Materials
	Finance, Inc., 5.125%, 4/1/29 (144A)	2,888,064
2,505,000	Tronox, Inc., 4.625%, 3/15/29 (144A)	2,455,727
1,218,000	Tronox, Inc., 6.5%, 5/1/25 (144A)	1,280,422
	Total Chemicals	$ 17,482,568
	Commercial Services — 4.9%
590,000	Allied Universal Holdco LLC/Allied Universal Finance
	Corp., 6.0%, 6/1/29 (144A)	$ 581,457
1,410,000	Allied Universal Holdco LLC/Allied Universal Finance
	Corp., 6.625%, 7/15/26 (144A)	1,482,618
1,025,000	Allied Universal Holdco LLC/Allied Universal Finance
	Corp./Atlas Luxco 4 S.a.r.l., 4.625%, 6/1/28
	(144A)	1,016,718
1,924,000	APX Group, Inc., 5.75%, 7/15/29 (144A)	1,907,165
1,710,000	APX Group, Inc., 6.75%, 2/15/27 (144A)	1,804,050
2,030,000	Brink’s Co., 5.5%, 7/15/25 (144A)	2,127,643
3,855,000	CoreLogic, Inc., 4.5%, 5/1/28 (144A)	3,809,010
295,000	Garda World Security Corp., 4.625%, 2/15/27 (144A)	292,050
3,008,000	Garda World Security Corp., 9.5%, 11/1/27 (144A)	3,248,640
1,050,000	Gartner, Inc., 3.625%, 6/15/29 (144A)	1,055,250
1,155,000	HealthEquity, Inc., 4.5%, 10/1/29 (144A)	1,167,994
1,470,000	NESCO Holdings II, Inc., 5.5%, 4/15/29 (144A)	1,488,375
800,000	Nielsen Finance LLC/Nielsen Finance Co., 4.5%,
	7/15/29 (144A)	782,200
805,000	Nielsen Finance LLC/Nielsen Finance Co., 4.75%,
	7/15/31 (144A)	784,553
975,000	Prime Security Services Borrower LLC/Prime
	Finance, Inc., 5.25%, 4/15/24 (144A)	1,037,156

The accompanying notes are an integral part of these financial statements.

22 Pioneer High Yield Fund | Annual Report | 10/31/21

Principal
Amount
USD ($)		Value
	Commercial Services — (continued)
1,870,000	Prime Security Services Borrower LLC/Prime
	Finance, Inc., 5.75%, 4/15/26 (144A)	$ 2,000,245
4,165,000	Prime Security Services Borrower LLC/Prime
	Finance, Inc., 6.25%, 1/15/28 (144A)	4,269,125
2,279,000	Sotheby’s, 7.375%, 10/15/27 (144A)	2,407,057
	Total Commercial Services	$ 31,261,306
	Computers — 1.2%
645,000	CA Magnum Holdings, 5.375%, 10/31/26 (144A)	$ 661,970
330,000	Diebold Nixdorf, Inc., 8.5%, 4/15/24	329,587
2,605,000	Diebold Nixdorf, Inc., 9.375%, 7/15/25 (144A)	2,806,888
2,070,000	KBR, Inc., 4.75%, 9/30/28 (144A)	2,111,400
1,275,000	NCR Corp., 5.0%, 10/1/28 (144A)	1,290,938
635,000	NCR Corp., 5.25%, 10/1/30 (144A)	654,050
	Total Computers	$ 7,854,833
	Cosmetics/Personal Care — 0.5%
3,080,000	Edgewell Personal Care Co., 5.5%, 6/1/28 (144A)	$ 3,222,160
	Total Cosmetics/Personal Care	$ 3,222,160
	Diversified Financial Services — 3.6%
2,360,000	Alliance Data Systems Corp., 4.75%, 12/15/24 (144A)	$ 2,414,263
3,261,284(d)	Avation Capital SA, 8.25% (8.25% PIK 9.00% cash),
	10/31/26 (144A)	2,706,866
3,425,466(d)	Global Aircraft Leasing Co., Ltd., 6.5% (7.25% PIK 6.50%
	cash), 9/15/24 (144A)	3,325,614
1,790,000	Jefferies Finance LLC/JFIN Co.-Issuer Corp., 5.0%,
	8/15/28 (144A)	1,814,272
1,275,000	Nationstar Mortgage Holdings, Inc., 5.5%,
	8/15/28 (144A)	1,303,687
1,985,000	OneMain Finance Corp., 3.5%, 1/15/27	1,940,338
3,538,000	Provident Funding Associates LP/PFG Finance Corp.,
	6.375%, 6/15/25 (144A)	3,555,690
1,965,000	United Wholesale Mortgage LLC, 5.5%, 4/15/29 (144A)	1,910,963
3,806,000	VistaJet Malta Finance Plc/XO Management
	Holding, Inc., 10.5%, 6/1/24 (144A)	4,108,196
	Total Diversified Financial Services	$ 23,079,889
	Electric — 2.7%
875,000	Calpine Corp., 4.625%, 2/1/29 (144A)	$ 848,750
1,133,000	Calpine Corp., 5.25%, 6/1/26 (144A)	1,165,800
1,640,000	Clearway Energy Operating LLC, 3.75%, 2/15/31 (144A)	1,623,600
850,000	Clearway Energy Operating LLC, 3.75%, 1/15/32 (144A)	845,903
940,000	Leeward Renewable Energy Operations LLC, 4.25%,
	7/1/29 (144A)	944,606
915,000	NRG Energy, Inc., 3.375%, 2/15/29 (144A)	892,125
1,315,000	NRG Energy, Inc., 3.625%, 2/15/31 (144A)	1,282,125
2,675,000	NRG Energy, Inc., 3.875%, 2/15/32 (144A)	2,621,500

The accompanying notes are an integral part of these financial statements.

Pioneer High Yield Fund | Annual Report | 10/31/21 23

Schedule of Investments | 10/31/21 (continued)

Principal
Amount
USD ($)		Value
	Electric — (continued)
210,267	NSG Holdings LLC/NSG Holdings, Inc., 7.75%,
	12/15/25 (144A)	$ 224,986
2,830,000	Talen Energy Supply LLC, 7.625%, 6/1/28 (144A)	2,702,650
1,075,000	Vistra Operations Co. LLC, 4.375%, 5/1/29 (144A)	1,064,250
2,852,000	Vistra Operations Co. LLC, 5.625%, 2/15/27 (144A)	2,938,473
	Total Electric	$ 17,154,768
	Electrical Components & Equipment — 0.5%
1,800,000	Energizer Holdings, Inc., 4.75%, 6/15/28 (144A)	$ 1,797,750
1,390,000	WESCO Distribution, Inc., 7.125%, 6/15/25 (144A)	1,473,400
	Total Electrical Components & Equipment	$ 3,271,150
	Electronics — 0.4%
940,000	Atkore, Inc., 4.25%, 6/1/31 (144A)	$ 949,400
795,000	Sensata Technologies, Inc., 3.75%, 2/15/31 (144A)	784,069
615,000	TTM Technologies, Inc., 4.0%, 3/1/29 (144A)	610,270
	Total Electronics	$ 2,343,739
	Energy-Alternate Sources — 0.5%
475,000	Atlantica Sustainable Infrastructure Plc, 4.125%,
	6/15/28 (144A)	$ 483,906
2,570,000	Renewable Energy Group, Inc., 5.875%, 6/1/28 (144A)	2,701,713
	Total Energy-Alternate Sources	$ 3,185,619
	Engineering & Construction — 1.7%
1,125,000	Arcosa, Inc., 4.375%, 4/15/29 (144A)	$ 1,141,875
5,175,000	Artera Services LLC, 9.033%, 12/4/25 (144A)	5,524,312
2,556,000	Dycom Industries, Inc., 4.5%, 4/15/29 (144A)	2,594,340
1,450,000	TopBuild Corp., 4.125%, 2/15/32 (144A)	1,462,688
	Total Engineering & Construction	$ 10,723,215
	Entertainment — 2.9%
740,000	Boyne USA, Inc., 4.75%, 5/15/29 (144A)	$ 756,650
990,000	Caesars Entertainment, Inc., 4.625%, 10/15/29 (144A)	994,752
3,536,000	Caesars Entertainment, Inc., 8.125%, 7/1/27 (144A)	3,960,497
2,030,000	Lions Gate Capital Holdings LLC, 5.5%, 4/15/29 (144A)	2,075,675
3,110,000	Mohegan Gaming & Entertainment, 8.0%, 2/1/26 (144A)	3,195,525
3,958,000	Scientific Games International, Inc., 8.25%,
	3/15/26 (144A)	4,200,427
3,230,000	SeaWorld Parks & Entertainment, Inc., 5.25%,
	8/15/29 (144A)	3,290,563
	Total Entertainment	$ 18,474,089
	Environmental Control — 0.7%
875,000	GFL Environmental, Inc., 4.0%, 8/1/28 (144A)	$ 853,125
2,505,000	GFL Environmental, Inc., 4.375%, 8/15/29 (144A)	2,481,002
1,337,000	Tervita Corp., 11.0%, 12/1/25 (144A)	1,537,617
	Total Environmental Control	$ 4,871,744

The accompanying notes are an integral part of these financial statements.

24 Pioneer High Yield Fund | Annual Report | 10/31/21

Principal
Amount
USD ($)		Value
	Food — 2.1%
4,870,000	FAGE International SA/FAGE USA Dairy Industry,
	Inc., 5.625%, 8/15/26 (144A)	$ 4,991,750
2,580,000	Lamb Weston Holdings, Inc., 4.125%, 1/31/30 (144A)	2,582,451
2,580,000	Lamb Weston Holdings, Inc., 4.375%, 1/31/32 (144A)	2,583,818
1,586,000	Simmons Foods, Inc./Simmons Prepared Foods, Inc./
	Simmons Pet Food, Inc./Simmons Feed, 4.625%,
	3/1/29 (144A)	1,601,860
1,835,000	US Foods, Inc., 4.75%, 2/15/29 (144A)	1,856,598
	Total Food	$ 13,616,477
	Forest Products & Paper — 2.3%
1,318,000	Clearwater Paper Corp., 4.75%, 8/15/28 (144A)	$ 1,336,122
1,535,000	Glatfelter Corp., 4.75%, 11/15/29 (144A)	1,562,477
4,605,000	Mercer International, Inc., 5.125%, 2/1/29	4,578,383
3,858,000	Schweitzer-Mauduit International, Inc., 6.875%,
	10/1/26 (144A)	4,026,787
3,180,000	Sylvamo Corp., 7.0%, 9/1/29 (144A)	3,195,900
	Total Forest Products & Paper	$ 14,699,669
	Healthcare-Products — 0.5%
2,330,000	Mozart Debt Merger Sub, Inc., 3.875%, 4/1/29 (144A)	$ 2,320,028
1,020,000	Mozart Debt Merger Sub, Inc., 5.25%, 10/1/29 (144A)	1,035,300
	Total Healthcare-Products	$ 3,355,328
	Healthcare-Services — 1.8%
1,060,000	LifePoint Health, Inc., 5.375%, 1/15/29 (144A)	$ 1,038,800
920,000	ModivCare Escrow Issuer, Inc., 5.0%, 10/1/29 (144A)	935,796
1,960,000	Prime Healthcare Services, Inc., 7.25%, 11/1/25 (144A)	2,087,400
3,478,000	Surgery Center Holdings, Inc., 10.0%, 4/15/27 (144A)	3,733,668
1,165,000	US Acute Care Solutions LLC, 6.375%, 3/1/26 (144A)	1,208,687
2,287,000	US Renal Care, Inc., 10.625%, 7/15/27 (144A)	2,371,505
	Total Healthcare-Services	$ 11,375,856
	Home Builders — 2.8%
775,000	Ashton Woods USA LLC/Ashton Woods Finance Co.,
	4.625%, 4/1/30 (144A)	$ 761,437
3,790,000	Beazer Homes USA, Inc., 6.75%, 3/15/25	3,913,175
1,405,000	Beazer Homes USA, Inc., 7.25%, 10/15/29	1,534,963
3,380,000	KB Home, 4.0%, 6/15/31	3,426,475
1,865,000	M/I Homes, Inc., 3.95%, 2/15/30 (144A)	1,841,688
3,165,000	M/I Homes, Inc., 4.95%, 2/1/28	3,291,600
2,963,000	Taylor Morrison Communities, Inc., 5.875%,
	6/15/27 (144A)	3,314,856
	Total Home Builders	$ 18,084,194

The accompanying notes are an integral part of these financial statements.

Pioneer High Yield Fund | Annual Report | 10/31/21 25

Schedule of Investments | 10/31/21 (continued)

Principal
Amount
USD ($)			Value
		Household Products/Wares — 0.4%
	870,000	Central Garden & Pet Co., 4.125%, 4/30/31 (144A)	$ 870,000
	1,360,000	Spectrum Brands, Inc., 5.5%, 7/15/30 (144A)	1,468,800
		Total Household Products/Wares	$ 2,338,800
		Housewares — 0.3%
	2,105,000	Scotts Miracle-Gro Co., 4.0%, 4/1/31 (144A)	$ 2,087,844
		Total Housewares	$ 2,087,844
		Internet — 0.4%
	2,161,000	Netflix, Inc., 5.375%, 11/15/29 (144A)	$ 2,606,555
		Total Internet	$ 2,606,555
		Iron & Steel — 2.1%
	765,000	Allegheny Technologies, Inc., 4.875%, 10/1/29	$ 764,464
	425,000	Allegheny Technologies, Inc., 5.125%, 10/1/31	423,385
	1,474,000	Carpenter Technology Corp., 6.375%, 7/15/28	1,559,247
	4,993,000	Cleveland-Cliffs, Inc., 6.75%, 3/15/26 (144A)	5,317,545
	192,000	Cleveland-Cliffs, Inc., 9.875%, 10/17/25 (144A)	219,840
	794,000	Commercial Metals Co., 3.875%, 2/15/31	786,060
	1,230,000	Commercial Metals Co., 5.375%, 7/15/27	1,285,350
	2,985,000	TMS International Corp., 6.25%, 4/15/29 (144A)	3,082,013
		Total Iron & Steel	$ 13,437,904
		Leisure Time — 1.8%
	365,000	Carnival Corp., 7.625%, 3/1/26 (144A)	$ 384,560
EUR	475,000	Carnival Corp., 7.625%, 3/1/26 (144A)	589,682
	500,000	Carnival Corp., 10.5%, 2/1/26 (144A)	581,000
	2,130,000	NCL Corp., Ltd., 5.875%, 3/15/26 (144A)	2,135,325
	585,000	NCL Finance, Ltd., 6.125%, 3/15/28 (144A)	590,119
	2,250,000	Royal Caribbean Cruises, Ltd., 9.125%, 6/15/23 (144A)	2,443,005
	709,000	Royal Caribbean Cruises, Ltd., 11.5%, 6/1/25 (144A)	805,601
	2,978,000	Viking Cruises, Ltd., 5.875%, 9/15/27 (144A)	2,877,493
	1,165,000	Viking Ocean Cruises Ship VII, Ltd., 5.625%,
		2/15/29 (144A)	1,156,263
		Total Leisure Time	$ 11,563,048
		Lodging — 0.5%
	1,810,000	Hilton Grand Vacations Borrower Escrow LLC/
		Hilton Grand Vacations Borrower Esc, 5.0%,
		6/1/29 (144A)	$ 1,845,747
	1,270,000	Travel + Leisure Co., 6.625%, 7/31/26 (144A)	1,418,184
		Total Lodging	$ 3,263,931
		Machinery-Construction & Mining — 0.2%
	1,535,000	Terex Corp., 5.0%, 5/15/29 (144A)	$ 1,565,700
		Total Machinery-Construction & Mining	$ 1,565,700

The accompanying notes are an integral part of these financial statements.

26 Pioneer High Yield Fund | Annual Report | 10/31/21

Principal
Amount
USD ($)		Value
	Media — 2.6%
1,140,000	CCO Holdings LLC/CCO Holdings Capital Corp.,
	4.5%, 6/1/33 (144A)	$ 1,137,150
2,290,000	CCO Holdings LLC/CCO Holdings Capital Corp.,
	5.0%, 2/1/28 (144A)	2,381,600
2,869,000	CCO Holdings LLC/CCO Holdings Capital Corp.,
	5.125%, 5/1/27 (144A)	2,973,001
200,000	CSC Holdings LLC, 5.0%, 11/15/31 (144A)	185,699
2,000,000	CSC Holdings LLC, 5.375%, 2/1/28 (144A)	2,060,000
2,672,000	CSC Holdings LLC, 7.5%, 4/1/28 (144A)	2,845,680
1,754,000	Diamond Sports Group LLC/Diamond Sports Finance
	Co., 6.625%, 8/15/27 (144A)	523,069
3,331,000	Mav Acquisition Corp., 8.0%, 8/1/29 (144A)	3,239,398
1,135,000	News Corp., 3.875%, 5/15/29 (144A)	1,152,025
	Total Media	$ 16,497,622
	Metal Fabricate/Hardware — 0.0%†
130,000	Roller Bearing Co. of America, Inc., 4.375%,
	10/15/29 (144A)	$ 132,438
	Total Metal Fabricate/Hardware	$ 132,438
	Mining — 2.2%
2,025,000	Coeur Mining, Inc., 5.125%, 2/15/29 (144A)	$ 1,962,022
3,843,000	Eldorado Gold Corp., 6.25%, 9/1/29 (144A)	3,901,798
625,000	First Quantum Minerals, Ltd., 6.875%, 3/1/26 (144A)	650,781
1,680,000	First Quantum Minerals, Ltd., 6.875%, 10/15/27 (144A)	1,793,400
730,000	First Quantum Minerals, Ltd., 7.25%, 4/1/23 (144A)	741,680
2,238,000	IAMGOLD Corp., 5.75%, 10/15/28 (144A)	2,198,835
1,023,000	Joseph T Ryerson & Son, Inc., 8.5%, 8/1/28 (144A)	1,138,088
600,000	Novelis Corp., 3.25%, 11/15/26 (144A)	598,500
900,000	Novelis Corp., 3.875%, 8/15/31 (144A)	878,670
	Total Mining	$ 13,863,774
	Miscellaneous Manufacturer — 0.2%
1,095,000	Hillenbrand, Inc., 3.75%, 3/1/31	$ 1,070,362
	Total Miscellaneous Manufacturer	$ 1,070,362
	Oil & Gas — 8.6%
2,066,000	Aethon United BR LP/Aethon United Finance Corp.,
	8.25%, 2/15/26 (144A)	$ 2,219,318
1,770,000	Ascent Resources Utica Holdings LLC/ARU Finance
	Corp., 5.875%, 6/30/29 (144A)	1,791,736
4,700,000	Baytex Energy Corp., 8.75%, 4/1/27 (144A)	5,017,250
1,485,000	Colgate Energy Partners III LLC, 7.75%, 2/15/26 (144A)	1,585,237
3,360,000	Harbour Energy Plc, 5.5%, 10/15/26 (144A)	3,338,362
1,375,000	Hilcorp Energy I LP/Hilcorp Finance Co., 6.0%,
	2/1/31 (144A)	1,411,263
1,365,000	Kosmos Energy, Ltd., 7.75%, 5/1/27 (144A)	1,365,000

The accompanying notes are an integral part of these financial statements.

Pioneer High Yield Fund | Annual Report | 10/31/21 27

Schedule of Investments | 10/31/21 (continued)

Principal
Amount
USD ($)		Value
	Oil & Gas — (continued)
2,535,000	MEG Energy Corp., 5.875%, 2/1/29 (144A)	$ 2,607,881
1,245,000	MEG Energy Corp., 7.125%, 2/1/27 (144A)	1,307,250
1,739,000	Nabors Industries Ltd., 7.5%, 1/15/28 (144A)	1,652,050
3,259,000	Neptune Energy Bondco Plc, 6.625%, 5/15/25 (144A)	3,332,327
3,320,000	Occidental Petroleum Corp., 4.4%, 4/15/46	3,359,063
665,000	Occidental Petroleum Corp., 5.5%, 12/1/25	731,433
1,790,000	Parkland Corp., 5.875%, 7/15/27 (144A)	1,890,688
367,000	PBF Holding Co. LLC/PBF Finance Corp., 9.25%,
	5/15/25 (144A)	357,825
1,412,000	Precision Drilling Corp., 6.875%, 1/15/29 (144A)	1,457,890
1,628,000	Shelf Drilling Holdings, Ltd., 8.25%, 2/15/25 (144A)	1,257,142
1,635,000	Shelf Drilling Holdings, Ltd., 8.875%, 11/15/24 (144A)	1,692,111
2,820,000	Southwestern Energy Co., 5.375%, 2/1/29 (144A)	2,975,100
2,988,000	Southwestern Energy Co., 5.375%, 3/15/30	3,152,280
3,226,000	Strathcona Resources, Ltd., 6.875%, 8/1/26 (144A)	3,206,741
1,885,000	Sunoco LP/Sunoco Finance Corp., 4.5%, 4/30/30 (144A)	1,901,626
3,335,000	Tap Rock Resources LLC, 7.0%, 10/1/26 (144A)	3,435,050
1,837,944	Transocean Sentry, Ltd., 5.375%, 5/15/23 (144A)	1,801,185
2,240,000	Tullow Oil Plc, 10.25%, 5/15/26 (144A)	2,359,840
	Total Oil & Gas	$ 55,205,648
	Oil & Gas Services — 0.2%
1,448,000	Exterran Energy Solutions LP/EES Finance Corp.,
	8.125%, 5/1/25	$ 1,400,940
	Total Oil & Gas Services	$ 1,400,940
	Packaging & Containers — 2.3%
4,453,000	Crown Cork & Seal Co., Inc., 7.375%, 12/15/26	$ 5,388,175
4,592,000	Greif, Inc., 6.5%, 3/1/27 (144A)	4,775,680
1,805,000	Intertape Polymer Group, Inc., 4.375%, 6/15/29 (144A)	1,809,512
2,955,000	TriMas Corp., 4.125%, 4/15/29 (144A)	2,991,938
	Total Packaging & Containers	$ 14,965,305
	Pharmaceuticals — 2.6%
1,420,000	AdaptHealth LLC, 5.125%, 3/1/30 (144A)	$ 1,427,100
2,087,000	Bausch Health Americas, Inc., 8.5%, 1/31/27 (144A)	2,214,829
1,259,000	Endo Dac/Endo Finance LLC/Endo Finco, Inc.,
	9.5%, 7/31/27 (144A)	1,249,557
1,800,000	Jazz Securities, DAC, 4.375%, 1/15/29 (144A)	1,849,500
1,700,000	P&L Development LLC/PLD Finance Corp.,
	7.75%, 11/15/25 (144A)	1,740,375
2,749,000	Par Pharmaceutical, Inc., 7.5%, 4/1/27 (144A)	2,773,054
5,598,000	Teva Pharmaceutical Finance Netherlands III BV,
	2.8%, 7/21/23	5,638,865
	Total Pharmaceuticals	$ 16,893,280

The accompanying notes are an integral part of these financial statements.

28 Pioneer High Yield Fund | Annual Report | 10/31/21

Principal
Amount
USD ($)		Value
	Pipelines — 4.6%
4,634,000	CQP Holdco LP/BIP-V Chinook Holdco LLC, 5.5%,
	6/15/31 (144A)	$ 4,819,360
3,400,000	DCP Midstream Operating LP, 5.6%, 4/1/44	4,080,000
2,606,000	Delek Logistics Partners LP/Delek Logistics Finance
	Corp., 6.75%, 5/15/25	2,658,120
1,215,000	Delek Logistics Partners LP/Delek Logistics Finance
	Corp., 7.125%, 6/1/28 (144A)	1,272,712
3,520,000(b)(e)	Energy Transfer LP, 7.125% (5 Year CMT
	Index + 531 bps)	3,681,920
68,000	EnLink Midstream LLC, 5.375%, 6/1/29	70,380
1,375,000	EnLink Midstream Partners LP, 4.15%, 6/1/25	1,435,335
685,000	EnLink Midstream Partners LP, 5.05%, 4/1/45	652,462
1,313,000	EnLink Midstream Partners LP, 5.6%, 4/1/44	1,287,922
1,295,000	Genesis Energy LP/Genesis Energy Finance Corp.,
	8.0%, 1/15/27	1,301,087
2,195,000	Golar LNG Ltd., 7.0%, 10/20/25 (144A)	2,145,613
4,126,000	Harvest Midstream I LP, 7.5%, 9/1/28 (144A)	4,332,300
585,000	Venture Global Calcasieu Pass LLC, 3.875%,
	8/15/29 (144A)	596,232
875,000	Venture Global Calcasieu Pass LLC, 4.125%,
	8/15/31 (144A)	905,581
	Total Pipelines	$ 29,239,024
	Real Estate — 0.4%
2,470,000	Kennedy-Wilson, Inc., 4.75%, 2/1/30	$ 2,485,438
	Total Real Estate	$ 2,485,438
	REITs — 2.8%
2,725,000	HAT Holdings I LLC/HAT Holdings II LLC, 3.375%,
	6/15/26 (144A)	$ 2,701,156
4,723,000	Iron Mountain, Inc., 4.875%, 9/15/27 (144A)	4,873,569
1,780,000	iStar, Inc., 4.25%, 8/1/25	1,824,500
3,190,000	iStar, Inc., 4.75%, 10/1/24	3,370,235
2,890,000	Uniti Group LP/Uniti Fiber Holdings, Inc./CSL
	Capital LLC, 6.0%, 1/15/30 (144A)	2,853,875
2,090,000	Uniti Group LP/Uniti Group Finance, Inc./CSL
	Capital LLC, 6.5%, 2/15/29 (144A)	2,114,213
	Total REITs	$ 17,737,548
	Retail — 4.0%
2,660,000	AAG FH LP/AAG FH Finco, Inc., 9.75%, 7/15/24 (144A)	$ 2,626,830
835,000	Ambience Merger Sub, Inc., 7.125%, 7/15/29 (144A)	804,623
1,409,000	Asbury Automotive Group, Inc., 4.5%, 3/1/28	1,433,657
905,000	Bath & Body Works, Inc., 6.625%, 10/1/30 (144A)	1,013,328
1,845,000	Beacon Roofing Supply, Inc., 4.125%, 5/15/29 (144A)	1,815,019
650,000	Bloomin’ Brands, Inc./OSI Restaurant Partners LLC,
	5.125%, 4/15/29 (144A)	642,492

The accompanying notes are an integral part of these financial statements.

Pioneer High Yield Fund | Annual Report | 10/31/21 29

Schedule of Investments | 10/31/21 (continued)

Principal
Amount
USD ($)		Value
	Retail — (continued)
465,000	Gap, Inc., 3.625%, 10/1/29 (144A)	$ 455,700
465,000	Gap, Inc., 3.875%, 10/1/31 (144A)	455,700
1,490,000	Group 1 Automotive, Inc., 4.0%, 8/15/28 (144A)	1,490,298
275,000	GYP Holdings III Corp., 4.625%, 5/1/29 (144A)	271,562
865,000	Ken Garff Automotive LLC, 4.875%, 9/15/28 (144A)	875,812
3,775,000	LCM Investments Holdings II LLC, 4.875%,
	5/1/29 (144A)	3,876,245
1,165,000	Lithia Motors, Inc., 3.875%, 6/1/29 (144A)	1,207,231
995,000	Macy’s Retail Holdings LLC, 5.875%, 4/1/29 (144A)	1,060,357
1,710,000	Murphy Oil USA, Inc., 3.75%, 2/15/31 (144A)	1,682,213
1,461,000	Party City Holdings, Inc., 8.75%, 2/15/26 (144A)	1,493,873
1,195,000	QVC, Inc., 4.75%, 2/15/27	1,251,022
675,000	SRS Distribution, Inc., 4.625%, 7/1/28 (144A)	690,053
450,000	SRS Distribution, Inc., 6.125%, 7/1/29 (144A)	462,938
1,834,000	Staples, Inc., 7.5%, 4/15/26 (144A)	1,852,340
	Total Retail	$ 25,461,293
	Semiconductors — 0.4%
2,345,000	Entegris, Inc., 3.625%, 5/1/29 (144A)	$ 2,362,587
	Total Semiconductors	$ 2,362,587
	Telecommunications — 4.1%
4,507,000	Altice France Holding SA, 6.0%, 2/15/28 (144A)	$ 4,281,650
465,000	Altice France SA, 5.125%, 1/15/29 (144A)	451,050
2,180,000	Altice France SA, 5.125%, 7/15/29 (144A)	2,123,167
1,510,000	CommScope Technologies LLC, 5.0%, 3/15/27 (144A)	1,401,037
2,210,000	CommScope, Inc., 4.75%, 9/1/29 (144A)	2,168,452
1,081,000	CommScope, Inc., 8.25%, 3/1/27 (144A)	1,101,474
40,000	Level 3 Financing, Inc., 3.75%, 7/15/29 (144A)	37,800
3,168,000	Level 3 Financing, Inc., 4.625%, 9/15/27 (144A)	3,247,200
2,492,000	LogMeIn, Inc., 5.5%, 9/1/27 (144A)	2,494,218
800,000	Lumen Technologies, Inc., 4.0%, 2/15/27 (144A)	804,000
3,270,000	Lumen Technologies, Inc., 4.5%, 1/15/29 (144A)	3,159,638
2,120,000	Plantronics, Inc., 4.75%, 3/1/29 (144A)	1,945,100
2,685,000	Windstream Escrow LLC/Windstream Escrow
	Finance Corp., 7.75%, 8/15/28 (144A)	2,840,005
	Total Telecommunications	$ 26,054,791
	Transportation — 2.2%
4,145,000	Carriage Purchaser, Inc., 7.875%, 10/15/29 (144A)	$ 4,120,130
2,009,000	Danaos Corp., 8.5%, 3/1/28 (144A)	2,201,864
1,250,000	Seaspan Corp., 5.5%, 8/1/29 (144A)	1,262,388
2,600,000	Seaspan Corp., 6.5%, 4/29/26 (144A)	2,795,000
3,590,000	Western Global Airlines LLC, 10.375%, 8/15/25 (144A)	3,990,249
	Total Transportation	$ 14,369,631

The accompanying notes are an integral part of these financial statements.

30 Pioneer High Yield Fund | Annual Report | 10/31/21

Principal
Amount
USD ($)		Value
Trucking & Leasing — 0.2%
1,205,000	Fortress Transportation & Infrastructure Investors
	LLC, 9.75%, 8/1/27 (144A)	$ 1,357,131
	Total Trucking & Leasing	$ 1,357,131
TOTAL CORPORATE BONDS
	(Cost $539,324,792)	$ 555,640,869
INSURANCE-LINKED SECURITIES — 0.3%
of Net Assets#
Event Linked Bonds — 0.0%†
Multiperil – U.S. — 0.0%†
750,000(f)	Caelus Re V, 0.141% (1 Month U.S. Treasury Bill +
	10 bps), 6/5/24 (144A)	$ 66
450,000(f)	Caelus Re V, 0.141% (3 Month U.S. Treasury Bill +
	10 bps), 6/9/25 (144A)	45
$ 111
	Total Event Linked Bonds	$ 111

Face
Amount
USD ($)
	Collateralized Reinsurance — 0.1%
	Multiperil – U.S. — 0.0%†
250,000+(a)(g)	Dingle Re 2019, 2/1/23	$ 5,132
	Multiperil – Worldwide — 0.0%†
1,000,000+(a)(g)	Cypress Re 2017, 1/31/23	$ 100
555,123+(a)(g)	Dartmouth Re 2018, 1/31/22	117,186
39,000+(g)	Limestone Re, 3/1/23 (144A)	12,063
333,342+(a)(g)	Oyster Bay Re 2018, 1/31/22	302,541
340,299+(a)(g)	Seminole Re 2018, 1/31/22	8,408
442,599+(a)(g)	Walton Health Re 2018, 6/15/22	44,260
		$ 484,558
	Windstorm – Florida — 0.1%
400,000+(a)(g)	Formby Re 2018, 2/28/23	$ 49,120
750,000+(a)(g)	Portrush Re 2017, 6/15/22	478,575
		$ 527,695
	Windstorm – U.S. Regional — 0.0%†
500,000+(a)(g)	Oakmont Re 2017, 4/30/22	$ 14,700
	Total Collateralized Reinsurance	$ 1,032,085
	Reinsurance Sidecars — 0.2%
	Multiperil – U.S. — 0.0%†
1,500,000+(a)(g)	Carnoustie Re 2017, 11/30/22	$ 197,700
1,400,000+(a)(h)	Harambee Re 2018, 12/31/22	1,400
973,488+(h)	Harambee Re 2019, 12/31/22	3,407
		$ 202,507

The accompanying notes are an integral part of these financial statements.

Pioneer High Yield Fund | Annual Report | 10/31/21 31

Schedule of Investments | 10/31/21 (continued)

Face
Amount
USD ($)		Value
	Multiperil – Worldwide — 0.2%
8,504+(h)	Alturas Re 2019-2, 3/10/23	$ 11,274
1,000,000+(a)(g)	Bantry Re 2016, 3/31/23	80,600
500,000+(a)(g)	Bantry Re 2017, 3/31/23	29,220
400,000+(a)(g)	Bantry Re 2018, 12/31/22	4,560
400,000+(a)(g)	Bantry Re 2019, 12/31/22	13,585
2,152,482+(a)(g)	Berwick Re 2018-1, 12/31/22	166,387
1,067,182+(a)(g)	Berwick Re 2019-1, 12/31/22	127,528
37,500+(g)	Eden Re II, 3/22/22 (144A)	11,793
15,000+(g)	Eden Re II, 3/22/22 (144A)	4,460
7,850+(g)	Eden Re II, 3/22/23 (144A)	30,173
400,000+(a)(g)	Gleneagles Re 2018, 12/31/22	47,320
800,000+(a)(h)	Lorenz Re 2018, 7/1/22	—
411,569+(a)(h)	Lorenz Re 2019, 6/30/22	32,020
900,000+(a)(g)	Merion Re 2018-2, 12/31/22	148,950
2,000,000+(a)(g)	Pangaea Re 2016-2, 11/30/22	3,567
500,000+(a)(g)	Pangaea Re 2018-1, 12/31/22	10,527
500,000+(a)(g)	Pangaea Re 2018-3, 7/1/22	10,372
409,624+(a)(g)	Pangaea Re 2019-1, 2/1/23	8,536
367,657+(a)(g)	Pangaea Re 2019-3, 7/1/23	13,225
250,000+(a)(h)	Thopas Re 2018, 12/31/22	3,400
600,000+(a)(h)	Thopas Re 2019, 12/31/22	23,880
450,000+(g)	Versutus Re 2018, 12/31/22	—
397,146+(g)	Versutus Re 2019-A, 12/31/22	—
52,853+(g)	Versutus Re 2019-B, 12/31/22	—
300,000+(a)(h)	Viribus Re 2018, 12/31/22	—
127,384+(a)(h)	Viribus Re 2019, 12/31/22	5,325
405,831+(a)(g)	Woburn Re 2018, 12/31/22	28,625
419,863+(a)(g)	Woburn Re 2019, 12/31/22	109,097
		$ 924,424
	Total Reinsurance Sidecars	$ 1,126,631
	TOTAL INSURANCE-LINKED SECURITIES
	(Cost $4,473,850)	$ 2,159,127

The accompanying notes are an integral part of these financial statements.

32 Pioneer High Yield Fund | Annual Report | 10/31/21

Principal
Amount
USD ($)		Value
SENIOR SECURED FLOATING RATE LOAN
INTERESTS — 2.4% of Net Assets*(f)
Aerospace & Defense — 0.4%
2,010,000^	Grupo Aeromexico, SAB de CV, DIP Tranche 1 Term
	Loan, 9.0% (LIBOR + 800 bps), 12/30/21	$ 2,027,588
577,555^(d)	Grupo Aeromexico, SAB de CV, DIP Tranche 2 Term
	Loan, 0.0% (15.5% PIK 0% Cash), 12/30/21	590,550
	Total Aerospace & Defense	$ 2,618,138
Diversified & Conglomerate Service — 0.5%
1,404,140	First Brands Group LLC, 2021 First Lien Term Loan,
	6.0% (LIBOR + 500 bps), 3/30/27	$ 1,418,620
1,893,306	Team Health Holdings, Inc., Initial Term Loan, 3.75%
	(LIBOR + 275 bps), 2/6/24	1,807,634
	Total Diversified & Conglomerate Service	$ 3,226,254
Entertainment & Leisure — 0.4%
2,558,466	Enterprise Development Authority, Term B Loan,
	5.0% (LIBOR + 425 bps), 2/28/28	$ 2,568,060
	Total Entertainment & Leisure	$ 2,568,060
Healthcare, Education & Childcare — 0.1%
417,900	Surgery Center Holdings, Inc., 2021 New Term Loan,
	4.5% (LIBOR + 375 bps), 8/31/26	$ 419,351
	Total Healthcare, Education & Childcare	$ 419,351
Hotel, Gaming & Leisure — 0.0%†
256,272	Spectacle Gary Holdings LLC, Delayed Draw Term
	Loan, 11.0% (LIBOR + 900 bps), 12/23/25	$ 279,977
	Total Hotel, Gaming & Leisure	$ 279,977
Media — 0.3%
1,790,000	Grinding Media, Inc. (Molycop Ltd.), First Lien Initial
	Term Loan, 4.75% (LIBOR + 400 bps), 10/12/28	$ 1,796,712
	Total Media	$ 1,796,712
Securities & Trusts — 0.6%
3,529,440	Spectacle Gary Holdings LLC, Closing Date Term
	Loan, 11.0% (LIBOR + 900 bps), 12/23/25	$ 3,855,914
	Total Securities & Trusts	$ 3,855,914
Utilities — 0.1%
864,063	PG & E Corp., Term Loan, 3.5%
	(LIBOR + 300 bps), 6/23/25	$ 856,232
	Total Utilities	$ 856,232
TOTAL SENIOR SECURED FLOATING RATE LOAN INTERESTS
	(Cost $14,909,690)	$ 15,620,638

The accompanying notes are an integral part of these financial statements.

Pioneer High Yield Fund | Annual Report | 10/31/21 33

Schedule of Investments | 10/31/21 (continued)

Principal
Amount
USD ($)		Value
U.S. GOVERNMENT AND AGENCY
OBLIGATIONS — 6.1% of Net Assets
7,860,000(c)	U.S. Treasury Bills, 11/26/21	$ 7,859,691
7,140,000(c)	U.S. Treasury Bills, 12/2/21	7,139,630
15,000,000(c)	U.S. Treasury Bills, 1/6/22	14,998,075
9,000,000(f)	U.S. Treasury Floating Rate Notes, 0.355% (3 Month
U.S. Treasury Bill Money Market Yield +
	30 bps), 10/31/21	9,000,000
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
	(Cost $38,998,248)	$ 38,997,396

Shares
RIGHTS/WARRANTS — 0.1% of Net Assets
Health Care Providers & Services — 0.0%†
2,136^(a)(i)	Option Care Health, Inc., 6/30/25	$ 6,515
2,136^(a)(j)	Option Care Health, Inc., 6/30/25	5,404
	Total Health Care Providers & Services	$ 11,919
Oil, Gas & Consumable Fuels — 0.0%†
921(a)(k)	Alpha Metallurgical Resources, Inc. 7/25/23	$ 25,069
4,728,525(l)	ANR, Inc., 3/31/23	24,825
	Total Oil, Gas & Consumable Fuels	$ 49,894
Real Estate Management & Development — 0.0%†
21^(a)(m)	Fujian Thai Hot Investment Co., Ltd. 10/13/27	$ 23,512
	Total Real Estate Management & Development	$ 23,512
Transportation — 0.1%
17,624^(a)(n)	Syncreon Group, 10/01/24	$ 365,258
	Total Transportation	$ 365,258
TOTAL RIGHTS/WARRANTS
	(Cost $598,117)	$ 450,583
TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS — 99.5%
	(Cost $622,889,514)	$ 637,639,540
	OTHER ASSETS AND LIABILITIES — 0.5%	$ 3,209,430
	NET ASSETS — 100.0%	$ 640,848,970

bps	Basis Points.
CMT	Constant Maturity Rate Index.
LIBOR	London Interbank Offered Rate.
REIT	Real Estate Investment Trust.
(144A)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At October 31, 2021, the value of these securities amounted to
$471,667,115, or 73.6% of net assets.

The accompanying notes are an integral part of these financial statements.

34 Pioneer High Yield Fund | Annual Report | 10/31/21

†	Amount rounds to less than 0.1%.
*	Senior secured floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR, (ii) the prime rate offered by one or more major United States banks, (iii) the rate of a certificate of deposit or (iv) other base lending rates used by commercial lenders. The interest rate shown is the rate accruing at October 31, 2021.
+	Security that used significant unobservable inputs to determine its value.
^	Security is valued using fair value methods (other than supplied by independent pricing services).
(a)	Non-income producing security.
(b)	Security is perpetual in nature and has no stated maturity date.
(c)	Security issued with a zero coupon. Income is recognized through accretion of discount.
(d)	Payment-in-kind (PIK) security which may pay interest in the form of additional principal amount.
(e)	The interest rate is subject to change periodically. The interest rate and/or reference index and spread shown at October 31, 2021.
(f)	Floating rate note. Coupon rate, reference index and spread shown at October 31, 2021.
(g)	Issued as participation notes.
(h)	Issued as preference shares.
(i)	Option Care Health, Inc. warrants are exercisable into 2,136 shares.
(j)	Option Care Health, Inc. warrants are exercisable into 2,136 shares.
(k)	Alpha Metallurgical Resources, Inc. 7/25/23 warrants are exercisable into 921 shares.
(l)	ANR, Inc., 3/31/23 warrants are exercisable into 4,728,525 shares.
(m)	Fujian Thai Hot Investment Co., Ltd. warrants are exercisable into 21 shares.
(n)	Syncreon Group warrants are exercisable into 17,624 shares.
#	Securities are restricted as to resale.
Restricted Securities	Acquisition date	Cost	Value
Alturas Re 2019-2	12/19/2018	$ 8,504	$ 11,274
Bantry Re 2016	2/6/2019	80,600	80,600
Bantry Re 2017	2/6/2019	29,232	29,220
Bantry Re 2018	2/6/2019	4,551	4,560
Bantry Re 2019	2/1/2019	—	13,585
Berwick Re 2018-1	1/10/2018	314,406	166,387
Berwick Re 2019-1	12/31/2018	127,519	127,528
Caelus Re V	4/27/2017	750,000	66
Caelus Re V	5/4/2018	450,000	45
Carnoustie Re 2017	1/5/2017	356,635	197,700
Cypress Re 2017	1/24/2017	3,361	100
Dartmouth Re 2018	1/18/2018	225,619	117,186
Dingle Re 2019	3/4/2019	—	5,132
Eden Re II	1/22/2019	920	30,173
Eden Re II	1/23/2018	867	11,793
Eden Re II	12/15/2017	896	4,460
Formby Re 2018	7/9/2018	37,553	49,120
Gleneagles Re 2018	12/27/2017	32,109	47,320
Harambee Re 2018	12/19/2017	50,495	1,400
Harambee Re 2019	4/24/2019	—	3,407

The accompanying notes are an integral part of these financial statements.

Pioneer High Yield Fund | Annual Report | 10/31/21 35

Schedule of Investments | 10/31/21 (continued)

Restricted Securities	Acquisition date	Cost	Value
Limestone Re	6/20/2018	$ 287	$ 12,063
Lorenz Re 2018	6/26/2018	152,775	—
Lorenz Re 2019	7/10/2019	129,898	32,020
Merion Re 2018-2	12/28/2017	37,037	148,950
Oakmont Re 2017	5/10/2017	—	14,700
Oyster Bay Re 2018	1/17/2018	297,524	302,541
Pangaea Re 2016-2	5/31/2016	—	3,567
Pangaea Re 2018-1	1/11/2018	71,503	10,527
Pangaea Re 2018-3	5/31/2018	120,430	10,372
Pangaea Re 2019-1	1/9/2019	4,301	8,536
Pangaea Re 2019-3	7/25/2019	11,030	13,225
Portrush Re 2017	6/12/2017	575,239	478,575
Seminole Re 2018	1/2/2018	2,876	8,408
Thopas Re 2018	12/12/2017	32,702	3,400
Thopas Re 2019	12/21/2018	12,577	23,880
Versutus Re 2018	1/31/2018	—	—
Versutus Re 2019-A	1/28/2019	—	—
Versutus Re 2019-B	12/24/2018	—	—
Viribus Re 2018	12/22/2017	23,670	—
Viribus Re 2019	3/25/2019	—	5,325
Walton Health Re 2018	10/19/2018	291,732	44,260
Woburn Re 2018	3/20/2018	142,438	28,625
Woburn Re 2019	1/30/2019	94,564	109,097
Total Restricted Securities			$2,159,127
% of Net assets			0.3%

SWAP CONTRACTS

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACT — BUY PROTECTION

	Reference		Annual
Notional	Obligation/	Pay/	Fixed	Expiration	Premiums	Unrealized	Market
Amount ($)(1)	Index	Receive(2)	Rate	Date	Paid	(Depreciation)	Value
48,580,000	Markit CDX	Receive	5.00%	6/20/26	$128,197	$(4,694,467)	$(4,566,270)
	North America
	High Yield
	Series
TOTAL CENTRALLY CLEARED CREDIT DEFAULT
SWAP CONTRACT — BUY PROTECTION					$128,197	$(4,694,467)	$(4,566,270)

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACT — SELL PROTECTION

	Reference		Annual
Notional	Obligation/	Pay/	Fixed	Expiration	Premiums	Unrealized	Market
Amount ($)(1)	Index	Receive(2)	Rate	Date	(Received)	Appreciation	Value
1,619,800	Markit CDX	Receive	5.00%	12/20/24	$ (3,824)	$ 148,464	$ 144,640
	North America
	High Yield
	Series 32
TOTAL CENTRALLY CLEARED CREDIT DEFAULT
SWAP CONTRACT — SELL PROTECTION					$ (3,824)	$ 148,464	$ 144,640
TOTAL SWAP CONTRACTS					$124,373	$(4,546,003)	$(4,421,630)

(1) The notional amount is the maximum amount that a seller of credit protection would be obligated to pay upon occurrence of a credit event.

(2) Pays quarterly.

The accompanying notes are an integral part of these financial statements.

36 Pioneer High Yield Fund | Annual Report | 10/31/21

Principal amounts are denominated in U.S. dollars (“USD”) unless otherwise noted.

EUR — Euro

Purchases and sales of securities (excluding temporary cash investments) for the year ended October 31, 2021, aggregated $494,394,074 and $503,798,746, respectively.

The Fund is permitted to engage in purchase and sale transactions (“cross trades”) with certain funds and accounts for which Amundi Asset Management US, Inc. (the “Adviser”) serves as the Fund’s investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the year ended October 31, 2021, the Fund engaged in purchases of $4,401,408 which resulted in a net realized gain/(loss) of $0. During the year ended October 31, 2021, the Fund did not engage in sales pursuant to these procedures.

At October 31, 2021, the net unrealized appreciation on investments based on cost for federal tax purposes of $618,947,916 was as follows:

Aggregate gross unrealized appreciation for all investments in which
there is an excess of value over tax cost	$ 24,773,331
Aggregate gross unrealized depreciation for all investments in which
there is an excess of tax cost over value	(10,503,337)
Net unrealized appreciation	$ 14,269,994

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels below.

Level 1 – unadjusted quoted prices in active markets for identical securities.

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements — Note 1A.

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments). See Notes to Financial Statements — Note 1A.

The following is a summary of the inputs used as of October 31, 2021, in valuing the Fund’s investments:

	Level 1	Level 2	Level 3	Total
Common Stocks
Oil, Gas & Consumable Fuels	$78	$209,012	$—	$209,090
All Other Common Stock	1,083,214	—	—	1,083,214
Convertible Preferred Stock	2,372,673	—	—	2,372,673
Collateralized Mortgage
Obligations	—	1,026,910	—	1,026,910
Convertible Corporate Bonds	—	20,079,040	—	20,079,040
Corporate Bonds	—	555,640,869	—	555,640,869
Insurance-Linked Securities
Collateralized Reinsurance
Multiperil - U.S.	—	—	5,132	5,132
Multiperil - Worldwide	—	—	484,558	484,558
Windstorm - Florida	—	—	527,695	527,695
Windstorm - U.S. Regional	—	—	14,700	14,700
Reinsurance Sidecars
Multiperil - U.S.	—	—	202,507	202,507
Multiperil - Worldwide	—	—	924,424	924,424
All Other Insurance-Linked
Securities	—	111	—	111

The accompanying notes are an integral part of these financial statements.

Pioneer High Yield Fund | Annual Report | 10/31/21 37

Schedule of Investments | 10/31/21 (continued)

	Level 1	Level 2	Level 3	Total
Senior Secured Floating
Rate Loan Interests	$—	$15,620,638	$—	$15,620,638
U.S. Government and
Agency Obligations	—	38,997,396	—	38,997,396
Rights/Warrants
Health Care Providers &
Services	—	11,919	—	11,919
Oil, Gas & Consumable Fuels	25,069	24,825	—	49,894
Real Estate Management &
Development	—	23,512	—	23,512
Transportation	—	365,258	—	365,258
Total Investments
in Securities	$3,481,034	$631,999,490	$2,159,016	$637,639,540
Other Financial Instruments
Swap contracts, at value	$—	$(4,421,630)	$—	$(4,421,630)
Total Other
Financial Instruments	$—	$(4,421,630)	$—	$(4,421,630)

The following is a reconciliation of assets valued using significant unobservable inputs (Level 3):

		Insurance-
	Common	Linked
	Stocks	Securities	Total
Balance as of 10/31/20	$209,012	$4,360,427	$4,569,439
Realized gain (loss)[1]	—	(123,726)	(123,726)
Change in unrealized
appreciation (depreciation)[2]	—	(269,618)	(269,618)
Accrued discounts/premiums	—	—	—
Purchases	—	—	—
Sales	—	(1,808,001)	(1,808,001)
Transfers in to Level 3**	—	—	—
Transfers out of Level 3**	(209,012)	(66)	(209,078)
Balance as of 10/31/21	$—	$2,159,016	$2,159,016

1	Realized gain (loss) on these securities is included in the realized gain (loss) from investments on the Statement of Operations.
2	Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) from investments on the Statement of Operations.
**	Transfers are calculated on the beginning of period value. During the year ended October 31, 2021, securities with an aggregate market value of $209,078 transferred from Level 3 to Level 2, as there were significant observable inputs to determine their value. There were no other transfers in or out of Level 3.
Net change in unrealized appreciation (depreciation) of Level 3 investments still
held and considered Level 3 at October 31, 2021:	$(115,124)

The accompanying notes are an integral part of these financial statements.

38 Pioneer High Yield Fund | Annual Report | 10/31/21

Statement of Assets and Liabilities | 10/31/21

ASSETS:
Investments in unaffiliated issuers, at value (cost $622,889,514)	$637,639,540
Cash	12,660,577
Foreign currencies, at value (cost $61,127)	59,759
Swaps collateral	2,308,330
Due from broker for swaps	4,404,696
Variation margin for centrally cleared swap contracts	116,657
Receivables —
Investment securities sold	7,114,664
Fund shares sold	624,540
Interest	7,830,302
Due from the Adviser	152,385
Other assets	25,082
Total assets	$672,936,532
LIABILITIES:
Payables —
Investment securities purchased	$25,861,013
Fund shares repurchased	1,142,315
Distributions	225,068
Trustees’ fees	2,303
Swap contracts, at value (net premiums received $124,373)	4,421,630
Due to affiliates	119,741
Accrued expenses	315,492
Total liabilities	$32,087,562
NET ASSETS:
Paid-in capital	$661,590,132
Distributable earnings (loss)	(20,741,162)
Net assets	$640,848,970
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
Class A (based on $425,932,911/44,206,134 shares)	$9.64
Class C (based on $11,573,814/1,175,730 shares)	$9.84
Class R (based on $11,336,375/1,037,430 shares)	$10.93
Class Y (based on $192,005,870/19,906,331 shares)	$9.65
MAXIMUM OFFERING PRICE PER SHARE:
Class A (based on $9.64 net asset value per share/100%-4.50%
maximum sales charge)	$10.09

The accompanying notes are an integral part of these financial statements.

Pioneer High Yield Fund | Annual Report | 10/31/21 39

Statement of Operations
FOR THE YEAR ENDED 10/31/21

INVESTMENT INCOME:
Interest from unaffiliated issuers	$36,985,763
Dividends from unaffiliated issuers	476,256
Total investment income		$37,462,019
EXPENSES:
Management fees	$4,481,996
Administrative expense	249,883
Transfer agent fees
Class A	577,616
Class C	19,633
Class R	33,666
Class Y	189,635
Distribution fees
Class A	1,095,875
Class C	127,178
Class R	59,416
Shareowner communications expense	109,737
Custodian fees	18,250
Registration fees	87,453
Professional fees	121,460
Printing expense	83,490
Pricing fees	20,074
Trustees’ fees	25,376
Insurance expense	399
Miscellaneous	82,324
Total expenses		$7,383,461
Less fees waived and expenses reimbursed
by the Adviser		(521,508)
Net expenses		$6,861,953
Net investment income		$30,600,066
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers	$20,304,489
Forward foreign currency exchange contracts	(54,884)
Swap contracts	4,457,252
Other assets and liabilities denominated in
foreign currencies	(3,823)	$24,703,034
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	$23,534,858
Forward foreign currency exchange contracts	(6,716)
Swap contracts	(4,743,243)
Unfunded loan commitments	1,933
Other assets and liabilities denominated in
foreign currencies	(1,357)	$18,785,475
Net realized and unrealized gain (loss) on investments		$43,488,509
Net increase in net assets resulting from operations		$74,088,575

The accompanying notes are an integral part of these financial statements.

40 Pioneer High Yield Fund | Annual Report | 10/31/21

Statements of Changes in Net Assets

	Year Ended	Year Ended
	10/31/21	10/31/20
FROM OPERATIONS:
Net investment income (loss)	$30,600,066	$35,046,609
Net realized gain (loss) on investments	24,703,034	(31,466,146)
Change in net unrealized appreciation (depreciation)
on investments	18,785,475	(14,140,724)
Net increase (decrease) in net assets resulting
from operations	$74,088,575	$(10,560,261)
DISTRIBUTIONS TO SHAREOWNERS:
Class A ($0.36 and $0.49 per share, respectively)	$(16,463,323)	$(24,460,968)
Class C ($0.28 and $0.44 per share, respectively)	(379,215)	(945,818)
Class R ($0.37 and $0.51 per share, respectively)	(402,724)	(653,441)
Class Y ($0.38 and $0.52 per share, respectively)	(7,507,889)	(10,462,395)
TAX RETURN OF CAPITAL
Class A ($0.07 and $— per share, respectively)	$(3,220,770)	$—
Class C ($0.07 and $— per share, respectively)	(86,724)	—
Class R ($0.07 and $— per share, respectively)	(76,334)	—
Class Y ($0.07 and $— per share, respectively)	(1,384,516)	—
Total distributions to shareowners	$(29,521,495)	$(36,522,622)
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares	$109,704,259	$117,065,142
Reinvestment of distributions	26,527,715	32,635,161
Cost of shares repurchased	(162,023,471)	(233,282,658)
Net decrease in net assets resulting from Fund
share transactions	$(25,791,497)	$(83,582,355)
Net increase (decrease) in net assets	$18,775,583	$(130,665,238)
NET ASSETS:
Beginning of year	$622,073,387	$752,738,625
End of year	$640,848,970	$622,073,387

The accompanying notes are an integral part of these financial statements.

Pioneer High Yield Fund | Annual Report | 10/31/21 41

Statements of Changes in Net Assets

(continued)

	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	10/31/21	10/31/21	10/31/20	10/31/20
	Shares	Amount	Shares	Amount
Class A
Shares sold	6,282,421	$ 60,032,320	3,344,386	$ 30,056,468
Reinvestment of
distributions	1,836,108	17,608,525	2,422,438	21,857,768
Less shares repurchased	(10,308,918)	(98,827,284)	(12,899,513)	(116,623,759)
Net decrease	(2,190,389)	$(21,186,439)	(7,132,689)	$ (64,709,523)
Class C
Shares sold	239,766	$ 2,354,623	219,693	$ 2,031,254
Reinvestment of
distributions	46,478	454,790	94,984	876,231
Less shares repurchased	(963,408)	(9,362,190)	(931,263)	(8,524,422)
Net decrease	(677,164)	$ (6,552,777)	(616,586)	$ (5,616,937)
Class R
Shares sold	295,440	$ 3,207,275	643,180	$ 6,436,926
Reinvestment of
distributions	43,996	478,525	61,475	628,831
Less shares repurchased	(434,787)	(4,737,769)	(986,466)	(9,978,755)
Net decrease	(95,351)	$ (1,051,969)	(281,811)	$ (2,912,998)
Class Y
Shares sold	4,599,602	$ 44,110,041	8,889,838	$ 78,540,494
Reinvestment of
distributions	831,672	7,985,875	1,028,209	9,272,331
Less shares repurchased	(5,119,185)	(49,096,228)	(11,247,935)	(98,155,722)
Net increase
(decrease)	312,089	$ 2,999,688	(1,329,888)	$ (10,342,897)

The accompanying notes are an integral part of these financial statements.

42 Pioneer High Yield Fund | Annual Report | 10/31/21

Financial Highlights

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	10/31/21	10/31/20	10/31/19	10/31/18	10/31/17
Class A
Net asset value, beginning of period	$ 8.99	$ 9.58	$ 9.37	$ 9.80	$ 9.43
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.45	$ 0.48	$ 0.47	$ 0.47	$ 0.46
Net realized and unrealized gain (loss) on investments	0.63	(0.58)	0.24	(0.45)	0.38
Net increase (decrease) from investment operations	$ 1.08	$ (0.10)	$ 0.71	$ 0.02	$ 0.84
Distributions to shareowners:
Net investment income	$ (0.36)	$ (0.49)	$ (0.50)	$ (0.45)	$ (0.47)
Tax return of capital	(0.07)	—	—	—	—
Total distributions	$ (0.43)	$ (0.49)	$ (0.50)	$ (0.45)	$ (0.47)
Net increase (decrease) in net asset value	$ 0.65	$ (0.59)	$ 0.21	$ (0.43)	$ 0.37
Net asset value, end of period	$ 9.64	$ 8.99	$ 9.58	$ 9.37	$ 9.80
Total return (b)	12.13%	(0.89)%	7.82%	0.21%	9.05%(c)
Ratio of net expenses to average net assets	1.10%	1.10%	1.19%	1.14%	1.15%
Ratio of net investment income (loss) to average net assets	4.66%	5.24%	4.97%	4.87%	4.80%
Portfolio turnover rate	80%	85%	59%	45%	39%
Net assets, end of period (in thousands)	$425,933	$417,137	$512,624	$537,907	$525,164
Ratios with no waiver of fees and assumption of expenses by
the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	1.20%	1.17%	1.19%	1.14%	1.15%
Net investment income (loss) to average net assets	4.56%	5.17%	4.97%	4.87%	4.80%

(a)	The per-share data presented above is based on the average shares outstanding for the periods presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
(c)	If the Fund had not recognized gains in the settlement of class action lawsuits during the year ended October 31, 2017, the total return would have been 8.94%.

The accompanying notes are an integral part of these financial statements.

Pioneer High Yield Fund | Annual Report | 10/31/21 43

Financial Highlights (continued)

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	10/31/21	10/31/20	10/31/19	10/31/18	10/31/17
Class C
Net asset value, beginning of period	$ 9.18	$ 9.79	$ 9.57	$ 10.01	$ 9.63
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.37	$ 0.41	$ 0.40	$ 0.40	$ 0.41
Net realized and unrealized gain (loss) on investments	0.64	(0.58)	0.25	(0.45)	0.38
Net increase (decrease) from investment operations	$ 1.01	$ (0.17)	$ 0.65	$ (0.05)	$ 0.79
Distributions to shareowners:
Net investment income	$ (0.28)	$ (0.44)	$ (0.43)	$ (0.39)	$ (0.41)
Tax return of capital	(0.07)	—	—	—	—
Total distributions	$ (0.35)	$ (0.44)	$ (0.43)	$ (0.39)	$ (0.41)
Net increase (decrease) in net asset value	$ 0.66	$ (0.61)	$ 0.22	$ (0.44)	$ 0.38
Net asset value, end of period	$ 9.84	$ 9.18	$ 9.79	$ 9.57	$ 10.01
Total return (b)	11.13%	(1.71)%	6.98%	(0.52)%	8.29%(c)
Ratio of net expenses to average net assets	1.98%	1.87%	1.94%	1.86%	1.86%
Ratio of net investment income (loss) to average net assets	3.79%	4.48%	4.21%	4.10%	4.11%
Portfolio turnover rate	80%	85%	59%	45%	39%
Net assets, end of period (in thousands)	$11,574	$17,019	$24,166	$37,546	$192,558

(a)	The per-share data presented above is based on the average shares outstanding for the periods presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
(c)	If the Fund had not recognized gains in the settlement of class action lawsuits during the year ended October 31, 2017, the total return would have been 8.18%.

The accompanying notes are an integral part of these financial statements.

44 Pioneer High Yield Fund | Annual Report | 10/31/21

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	10/31/21	10/31/20	10/31/19	10/31/18	10/31/17
Class R
Net asset value, beginning of period	$ 10.20	$ 10.84	$ 10.61	$ 11.09	$ 10.68
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.45	$ 0.50	$ 0.48	$ 0.49	$ 0.48
Net realized and unrealized gain (loss) on investments	0.72	(0.63)	0.27	(0.50)	0.41
Net increase (decrease) from investment operations	$ 1.17	$ (0.13)	$ 0.75	$ (0.01)	$ 0.89
Distributions to shareowners:
Net investment income	$ (0.37)	$ (0.51)	$ (0.52)	$ (0.47)	$ (0.48)
Tax return of capital	(0.07)	—	—	—	—
Total distributions	$ (0.44)	$ (0.51)	$ (0.52)	$ (0.47)	$ (0.48)
Net increase (decrease) in net asset value	$ 0.73	$ (0.64)	$ 0.23	$ (0.48)	$ 0.41
Net asset value, end of period	$ 10.93	$ 10.20	$ 10.84	$ 10.61	$ 11.09
Total return (b)	11.55%	(1.08)%	7.28%	(0.14)%	8.50%(c)
Ratio of net expenses to average net assets	1.59%	1.51%	1.63%	1.50%	1.56%
Ratio of net investment income (loss) to average net assets	4.17%	4.82%	4.51%	4.48%	4.39%
Portfolio turnover rate	80%	85%	59%	45%	39%
Net assets, end of period (in thousands)	$11,336	$11,556	$15,332	$18,405	$24,366

(a)	The per-share data presented above is based on the average shares outstanding for the periods presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
(c)	If the Fund had not recognized gains in the settlement of class action lawsuits during the year ended October 31, 2017, the total return would have been 8.41%.

The accompanying notes are an integral part of these financial statements.

Pioneer High Yield Fund | Annual Report | 10/31/21 45

Financial Highlights (continued)

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	10/31/21	10/31/20	10/31/19	10/31/18	10/31/17
Class Y
Net asset value, beginning of period	$ 9.00	$ 9.59	$ 9.38	$ 9.81	$ 9.44
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.47	$ 0.50	$ 0.50	$ 0.50	$ 0.49
Net realized and unrealized gain (loss) on investments	0.63	(0.57)	0.24	(0.45)	0.37
Net increase (decrease) from investment operations	$ 1.10	$ (0.07)	$ 0.74	$ 0.05	$ 0.86
Distributions to shareowners:
Net investment income	$ (0.38)	$ (0.52)	$ (0.53)	$ (0.48)	$ (0.49)
Tax return of capital	(0.07)	—	—	—	—
Total distributions	$ (0.45)	$ (0.52)	$ (0.53)	$ (0.48)	$ (0.49)
Net increase (decrease) in net asset value	$ 0.65	$ (0.59)	$ 0.21	$ (0.43)	$ 0.37
Net asset value, end of period	$ 9.65	$ 9.00	$ 9.59	$ 9.38	$ 9.81
Total return (b)	12.40%	(0.62)%	8.12%	0.51%	9.34%(c)
Ratio of net expenses to average net assets	0.85%	0.85%	0.88%	0.85%	0.87%
Ratio of net investment income (loss) to average net assets	4.90%	5.50%	5.27%	5.15%	5.08%
Portfolio turnover rate	80%	85%	59%	45%	39%
Net assets, end of period (in thousands)	$192,006	$176,362	$200,617	$205,543	$229,866
Ratios with no waiver of fees and assumption of expenses by
the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	0.90%	0.87%	0.88%	0.85%	0.87%
Net investment income (loss) to average net assets	4.85%	5.48%	5.27%	5.15%	5.08%

(a)	The per-share data presented above is based on the average shares outstanding for the periods presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
(c)	If the Fund had not recognized gains in the settlement of class action lawsuits during the year ended October 31, 2017, the total return would have been 9.23%.

The accompanying notes are an integral part of these financial statements.

46 Pioneer High Yield Fund | Annual Report | 10/31/21

Notes to Financial Statements | 10/31/21

1. Organization and Significant Accounting Policies

Pioneer High Yield Fund (the “Fund”) is a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to maximize total return through a combination of income and capital appreciation.

The Fund offers five classes of shares designated as Class A, Class C, Class K, Class R and Class Y shares. Class K shares had not commenced operations as of October 31, 2021. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareowner approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareowner’s voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.

Amundi Asset Management US, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc., serves as the Fund’s investment adviser (the “Adviser”). Prior to January 1, 2021, the Adviser was named Amundi Pioneer Asset Management, Inc. Amundi Distributor US, Inc., an affiliate of the Adviser, serves as the Fund’s distributor (the “Distributor”).

In August 2018, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update 2018-13 “Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement” (“ASU 2018-13”) which modifies disclosure requirements for fair value measurements, principally for Level 3 securities and transfers between levels of the fair value hierarchy. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. The Fund has adopted ASU 2018-13 for the year ended October 31, 2021. The impact to the Fund’s adoption was limited to changes in the Fund’s

Pioneer High Yield Fund | Annual Report | 10/31/21 47

disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy and disclosure of the range and weighted average used to develop significant unobservable inputs for Level 3 fair value investments, when applicable.

In March 2020, FASB issued an Accounting Standard Update, ASU 2020-04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other LIBOR-based reference rates at the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 on the Fund’s investments, derivatives, debt and other contracts, if applicable, that will undergo reference rate-related modifications as a result of the reference rate reform.

The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”). U.S. GAAP requires the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

A.	Security Valuation

The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.

Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at

48 Pioneer High Yield Fund | Annual Report | 10/31/21

the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.

Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.

Loan interests are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent third party pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited.

Event-linked bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance-linked securities (including reinsurance sidecars, collateralized reinsurance and industry loss warranties) may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix or an insurance industry broker valuation model to provide an estimated value of the instrument.

Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed

Pioneer High Yield Fund | Annual Report | 10/31/21 49

each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund’s shares are determined as of such times. The Fund may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

Forward foreign currency exchange contracts are valued daily using the foreign exchange rate or, for longer term forward contract positions, the spot currency rate and the forward points on a daily basis, in each case provided by a third party pricing service. Contracts whose forward settlement date falls between two quoted days are valued by interpolation.

Swap contracts, including interest rate swaps, caps and floors (other than centrally cleared swap contracts), are valued at the dealer quotations obtained from reputable International Swap Dealers Association members. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty.

Securities or loan interests for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Fund’s Board of Trustees. The Adviser’s fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund’s net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund’s securities may differ significantly from exchange prices, and such differences could be material.

50 Pioneer High Yield Fund | Annual Report | 10/31/21

At October 31, 2021, seven securities were valued using fair value methods (in addition to securities valued using prices supplied by independent pricing services, broker-dealers or a third party insurance industry broker valuation model) representing 0.5% of net assets. The value of these fair valued securities was $3,227,839.

B.	Investment Income and Transactions

Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.

Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.

Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.

Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on purchase prices of debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.

Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.	Foreign Currency Translation

The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency exchange contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of

Pioneer High Yield Fund | Annual Report | 10/31/21 51

Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.

D.	Federal Income Taxes

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of October 31, 2021, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

A portion of the dividend income recorded by the Fund is from distributions by publicly traded real estate investment trusts (“REITs”), and such distributions for tax purposes may also consist of capital gains and return of capital. The actual return of capital and capital gains portions of such distributions will be determined by formal notifications from the REITs subsequent to the calendar year end. Distributions received from the REITs that are determined to be a return of capital are recorded by the Fund as a reduction of the cost basis of the securities held and those determined to be capital gain are reflected as such on the Statement of Operations.

At October 31, 2021, the Fund was permitted to carry forward indefinitely $34,784,644 of long-term losses.

During the year ended October 31, 2021, a capital loss carryforward of $25,744,856 was utilized to offset net realized gains by the Fund.

The tax character of distributions paid during the years ended October 31, 2021 and October 31, 2020, were as follows:

	2021	2020
Distributions paid from:
Ordinary income	$24,753,151	$36,522,622
Tax return of capital	4,768,344	—
Total	$29,521,495	$36,522,622

52 Pioneer High Yield Fund | Annual Report | 10/31/21

The following shows the components of distributable earnings (losses) on a federal income tax basis at October 31, 2021:

2021
Distributable earnings/(losses):
Capital loss carryforward	$(34,784,644)
Dividend payable	(225,068)
Net unrealized appreciation	14,268,550
Total	$(20,741,162)

The difference between book basis and tax basis unrealized depreciation is attributable to the tax deferral of losses on wash sales, the mark-to-market of foreign currency exchange contracts and swaps, adjustments relating to catastrophe bonds and swaps.

E.	Fund Shares

The Fund records sales and repurchases of its shares as of trade date. The Distributor earned $10,622 in underwriting commissions on the sale of Class A shares during the year ended October 31, 2021.

F.	Class Allocations

Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class C and Class R shares of the Fund, respectively (see Note 5). Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund’s transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 4).

The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C, Class R and Class Y shares can reflect different transfer agent and distribution expense rates.

Pioneer High Yield Fund | Annual Report | 10/31/21 53

G.	Risks

The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. A general rise in interest rates could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from the Fund.

At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund’s investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions.

The Fund invests in below-investment-grade (high-yield) debt securities and preferred stocks. Some of these high-yield securities may be convertible into equity securities of the issuer. Debt securities rated below-investment-grade are commonly referred to as “junk bonds” and are considered speculative with respect to the issuer’s capacity to pay interest and repay principal. These securities involve greater risk of loss, are subject to greater price volatility, and may be less liquid and more difficult to value, especially during periods of economic uncertainty or change, than higher rated debt securities.

The Fund’s investments, payment obligations and financing terms may be based on floating rates, such as LIBOR (London Interbank Offered Rate). Plans are underway to phase out the use of LIBOR. The UK Financial Conduct Authority (“FCA”) and LIBOR’s administrator, ICE Benchmark Administration (“IBA”), have announced that most LIBOR rates will no longer be published after the end of 2021 and a majority of U.S. dollar LIBOR rates will no longer be published after June 30, 2023. It is possible that the FCA may compel the IBA to publish a subset of LIBOR settings after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying markets. Actions by regulators have resulted in the establishment of alternative reference rates

54 Pioneer High Yield Fund | Annual Report | 10/31/21

to LIBOR in most major currencies. Based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), the U.S. Federal Reserve began publishing a Secured Overnight Funding Rate (“SOFR”) that is intended to replace U.S. Dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication, such as SONIA in the United Kingdom. Markets are slowly developing in response to these new rates, and transition planning is at a relatively early stage. Neither the effect of the transition process nor its ultimate success is known. The transition process may lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. The effect of any changes to -- or discontinuation of -- LIBOR on the portfolio will vary depending on, among other things, provisions in individual contracts and whether, how, and when industry participants develop and adopt new reference rates and alternative reference rates for both legacy and new products and instruments. Because the usefulness of LIBOR as a benchmark may deteriorate during the transition period, these effects could materialize prior to June 30, 2023.

With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund’s Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as the Fund’s custodian and accounting agent, and the Fund’s transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Fund nor the Adviser exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at the Adviser or the Fund’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, redemptions or exchanges, the inability of Fund shareowners to effect share purchases or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition,

Pioneer High Yield Fund | Annual Report | 10/31/21 55

maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.

COVID-19

The global pandemic of the coronavirus respiratory disease designated COVID-19 has resulted in major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. Rates of inflation have recently risen. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the Fund’s investments. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The impact of these measures will not be known for some time.

The consequences of high public debt, including its future impact on the economy and securities markets, likewise may not be known for some time. The Fund’s prospectus contains unaudited information regarding the Fund’s principal risks. Please refer to that document when considering the Fund’s principal risks.

H.	Restricted Securities

Restricted Securities are subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933.

Disposal of restricted investments may involve negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Fund at October 31, 2021 are listed in the Schedule of Investments.

I.	Insurance-Linked Securities (“ILS”)

The Fund invests in ILS. The Fund could lose a portion or all of the principal it has invested in an ILS, and the right to additional interest or dividend payments with respect to the security, upon the occurrence of one or more

56 Pioneer High Yield Fund | Annual Report | 10/31/21

trigger events, as defined within the terms of an insurance-linked security. Trigger events, generally, are hurricanes, earthquakes, or other natural events of a specific size or magnitude that occur in a designated geographic region during a specified time period, and/or that involve losses or other metrics that exceed a specific amount. There is no way to accurately predict whether a trigger event will occur, and accordingly, ILS carry significant risk. The Fund is entitled to receive principal, and interest and/or dividend payments so long as no trigger event occurs of the description and magnitude specified by the instrument. In addition to the specified trigger events, ILS may expose the Fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

The Fund’s investments in ILS may include event-linked bonds. ILS also may include special purpose vehicles (“SPVs”) or similar instruments structured to comprise a portion of a reinsurer’s catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to specific risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry loss warranties (“ILWs”). A traditional ILW takes the form of a bilateral reinsurance contract, but there are also products that take the form of derivatives, collateralized structures, or exchange-traded instruments.

Where the ILS are based on the performance of underlying reinsurance contracts, the Fund has limited transparency into the individual underlying contracts, and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for the Adviser to fully evaluate the underlying risk profile of the Fund’s structured reinsurance investments, and therefore the Fund’s assets are placed at greater risk of loss than if the Adviser had more complete information. Structured reinsurance instruments generally will be considered illiquid securities by the Fund. These securities may be difficult to purchase, sell or unwind. Illiquid securities also may be difficult to value. If the Fund is forced to sell an illiquid asset, the Fund may be forced to sell at a loss.

J.	Forward Foreign Currency Exchange Contracts

The Fund may enter into forward foreign currency exchange contracts (“contracts”) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked-to-market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation is recorded in the Fund’s financial statements. The Fund

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records realized gains and losses at the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 7).

During the year ended October 31, 2021, the Fund had entered into various forward foreign currency exchange contracts that obligated the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency exchange contract, the Fund may close out such contract by entering into an offsetting contract.

The average market value of forward foreign currency exchange contracts open during the year ended October 31, 2021, was $1,103,416. There were no open forward foreign currency exchange contracts at October 31, 2021.

K.	Credit Default Swap Contracts

A credit default swap is a contract between a buyer of protection and a seller of protection against a pre-defined credit event or an underlying reference obligation, which may be a single security or a basket or index of securities. The Fund may buy or sell credit default swap contracts to seek to increase the Fund’s income, or to attempt to hedge the risk of default on portfolio securities. A credit default swap index is used to hedge risk or take a position on a basket of credit entities or indices.

As a seller of protection, the Fund would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Fund. In return, the Fund would receive from the counterparty a periodic stream of payments during the term of the contract, provided that no event of default occurred. The maximum exposure of loss to the seller would be the notional value of the credit default swaps outstanding. If no default occurs, the Fund would keep the stream of payments and would have no payment obligation. The Fund may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Fund would function as the counterparty referenced above.

As a buyer of protection, the Fund makes an upfront or periodic payment to the protection seller in exchange for the right to receive a contingent payment. An upfront payment made by the Fund, as the protection buyer, is recorded within the “Swap contracts, at value” line item on the

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Statement of Assets and Liabilities. Periodic payments received or paid by the Fund are recorded as realized gains or losses on the Statement of Operations.

Credit default swap contracts are marked-to-market daily using valuations supplied by independent sources, and the change in value, if any, is recorded within the “Swap contracts, at value” line item on the Statement of Assets and Liabilities. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses on the Statement of Operations.

Credit default swap contracts involving the sale of protection may involve greater risks than if the Fund had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a protection buyer and no credit event occurs, it will lose its investment. If the Fund is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Fund, together with the periodic payments received, may be less than the amount the Fund pays to the protection buyer, resulting in a loss to the Fund. In addition, obligations under sell protection credit default swaps may be partially offset by net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same reference obligation with the same counterparty.

Certain swap contracts that are cleared through a central clearinghouse are referred to as centrally cleared swaps. All payments made or received by the Fund are pursuant to a centrally cleared swap contract with the central clearing party rather than the original counterparty. Upon entering into a centrally cleared swap contract, the Fund is required to make an initial margin deposit, either in cash or in securities. The daily change in value on open centrally cleared contracts is recorded as “Variation margin for centrally cleared swap contracts” on the Statement of Assets and Liabilities. Cash received from or paid to the broker related to previous margin movement is held in a segregated account at the broker and is recorded as either “Due from broker for swaps” or “Due to broker for swaps” on the Statement of Assets and Liabilities. The amount of cash deposited with a broker as collateral at October 31, 2021, is recorded as “Swaps collateral” on the Statement of Assets and Liabilities.

Pioneer High Yield Fund | Annual Report | 10/31/21 59

The average market value of credit default swap contracts open during the year ended October 31, 2021, was $2,506,743. Open credit default swap contracts at October 31, 2021, are listed in the Schedule of Investments.

2. Management Agreement

The Adviser manages the Fund’s portfolio. Management fees payable under the Fund's Investment Management Agreement with the Adviser are calculated daily and paid monthly at the annual rate of 0.70% of the Fund’s average daily net assets up to $500 million, 0.65% of the next $500 million of the Fund’s average daily net assets, 0.60% of the next $4 billion of the Fund’s average daily net assets, 0.55% of the next $1 billion of the Fund’s average daily net assets, 0.50% of the next $1 billion of the Fund’s average daily net assets, 0.45% of the next $1 billion of the Fund’s average daily net assets, 0.40% of the next $1 billion of the Fund’s average daily net assets, 0.35% of the next $1 billion of the Fund’s average daily net assets, and 0.30% of the fund’s average daily net assets over $10 billion. For the year ended October 31, 2021, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.69% of the Fund’s average daily net assets.

The Adviser has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all fund expenses other than extraordinary expenses, such as litigation, taxes, brokerage commissions and acquired fund fees and expenses) of the Fund to the extent required to reduce Fund expenses to 1.10% and 0.85% of the average daily net assets attributable to Class A and Class Y shares, respectively. These expense limitations are in effect through March 1, 2022. There can be no assurance that the Adviser will extend the expense limitation agreement for a class of shares beyond the date referred to above. Fees waived and expenses reimbursed during the year ended October 31, 2021 are reflected on the Statement of Operations.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $59,186 in management fees, administrative costs and certain other reimbursements payable to the Adviser at October 31, 2021.

60 Pioneer High Yield Fund | Annual Report | 10/31/21

3. Compensation of Trustees and Officers

The Fund pays an annual fee to its Trustees. The Adviser reimburses the Fund for fees paid to the Interested Trustees. The Fund does not pay any salary or other compensation to its officers. For the year ended October 31, 2021, the Fund paid $25,376 in Trustees’ compensation, which is reflected on the Statement of Operations as Trustees’ fees. At October 31, 2021, the Fund had a payable for Trustees’ fees on its Statement of Assets and Liabilities of $2,303.

4. Transfer Agent

During the period covered by the report DST Asset Manager Solutions, Inc. served as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund’s omnibus relationship contracts.

In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings, and outgoing phone calls. For the year ended October 31, 2021, such out-of-pocket expenses by class of shares were as follows:

Shareowner Communications:
Class A	$ 93,835
Class C	4,640
Class R	1,381
Class Y	9,881
Total	$109,737

5. Distribution and Service Plans

The Fund has adopted a distribution plan (the “Plan”) pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class C and Class R shares. Pursuant to the Plan, the Fund pays the Distributor 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Pursuant to the Plan, the Fund further pays the Distributor 0.50% of the average daily net assets attributable to Class R

Pioneer High Yield Fund | Annual Report | 10/31/21 61

shares for distribution services. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $60,555 in distribution fees payable to the Distributor at October 31, 2021.

The Fund also has adopted a separate service plan for Class R shares (the “Service Plan”). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund’s average daily net assets attributable to Class R shares held by such plans.

In addition, redemptions of Class A and Class C shares may be subject to a contingent deferred sales charge (“CDSC”). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00% based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class R or Class Y shares. Proceeds from the CDSCs are paid to the Distributor. For the year ended October 31, 2021, CDSCs in the amount of $1,453 were paid to the Distributor.

6. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds, participates in a committed, unsecured revolving line of credit (“credit facility”). Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the credit facility or the limits set for borrowing by the Fund’s prospectus and the 1940 Act. Effective February 3, 2021, the Fund participates in a facility in the amount of $450 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (“LIBOR”) plus a credit spread. The Fund also pays both an upfront fee and an annual commitment fee to participate in the credit facility. The upfront fee in the amount of 0.10% of the total credit facility and the commitment fee in the amount of 0.25% of the daily unused portion of each lender’s commitment are allocated among participating funds based on an allocation schedule set forth in the credit agreement. For the year ended October 31, 2021, the Fund had no borrowings under the credit facility.

62 Pioneer High Yield Fund | Annual Report | 10/31/21

7. Additional Disclosures about Derivative Instruments and Hedging Activities

The Fund’s use of derivatives may enhance or mitigate the Fund’s exposure to the following risks:

Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.

Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange rate risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Commodity risk relates to the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at October 31, 2021, was as follows:

Statement of Assets and Liabilities
Foreign
	Interest	Credit	Exchange	Equity	Commodity
	Rate Risk	Risk	Rate Risk	Risk	Risk
Liabilities
Swap contracts, at value	$ —	$ 4,421,630	$ —	$ —	$ —
Total Value	$ —	$ 4,421,630	$ —	$ —	$ —

Pioneer High Yield Fund | Annual Report | 10/31/21 63

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at October 31, 2021, was as follows:

Statement of Operations

			Foreign
	Interest	Credit	Exchange	Equity	Commodity
	Rate Risk	Risk	Rate Risk	Risk	Risk
Net realized gain (loss) on:
Forward foreign currency
exchange contracts	$—	$—	$(54,884)	$—	$—
Swap contracts	—	4,457,252	—	—	—
Total Value	$—	$4,457,252	$(54,884)	$—	$—
Change in net unrealized
appreciation
(depreciation) on:
Forward foreign currency
exchange contracts	$—	$—	$(6,716)	$—	$—
Swap contracts	—	(4,743,243)	—	—	—
Total Value	$—	$(4,743,243)	$(6,716)	$—	$—

8. Unfunded Loan Commitments

The Fund may enter into unfunded loan commitments. Unfunded loan commitments may be partially or wholly unfunded. During the contractual period, the Fund is obliged to provide funding to the borrower upon demand. A fee is earned by the Fund on the unfunded loan commitment and is recorded as interest income on the Statement of Operations. Unfunded loan commitments are fair valued in accordance with the valuation policy described in Footnote 1A and unrealized appreciation or depreciation, if any, is recorded on the Statement of Assets and Liabilities.

As of October 31, 2021, the Fund had no unfunded loan commitments outstanding.

9. Subsequent Event

Effective November 22, 2021, fund services transitioned to The Bank of New York Mellon Corporation (“BNY Mellon”). BNY Mellon is the Fund’s Transfer Agent, Custodian and Sub-Administrator.

64 Pioneer High Yield Fund | Annual Report | 10/31/21

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and the Shareholders of Pioneer High Yield Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Pioneer High Yield Fund (the “Fund”), including the schedule of investments, as of October 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of Pioneer High Yield Fund at October 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

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Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the Pioneer family of funds since 2017.

Boston, Massachusetts
December 22, 2021

66 Pioneer High Yield Fund | Annual Report | 10/31/21

Additional Information (unaudited)

The percentages of the Fund’s ordinary income distributions that are exempt from nonresident alien (NRA) tax withholding resulting from qualified interest income was 87.05%.

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Approval of Renewal of Investment Management Agreement

Amundi Asset Management US, Inc. (“Amundi US”) serves as the investment adviser to Pioneer High Yield Fund (the “Fund”) pursuant to an investment management agreement between Amundi US and the Fund. In order for Amundi US to remain the investment adviser of the Fund, the Trustees of the Fund, including a majority of the Fund’s Independent Trustees, must determine annually whether to renew the investment management agreement for the Fund.

The contract review process began in January 2021 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Trustees in March 2021, July 2021 and September 2021. In addition, the Trustees reviewed and discussed the Fund’s performance at regularly scheduled meetings throughout the year, and took into account other information related to the Fund provided to the Trustees at regularly scheduled meetings, in connection with the review of the Fund’s investment management agreement.

In March 2021, the Trustees, among other things, discussed the memorandum provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the investment management agreement, and reviewed and discussed the qualifications of the investment management teams for the Fund, as well as the level of investment by the Fund’s portfolio managers in the Fund. In July 2021, the Trustees, among other things, reviewed the Fund’s management fees and total expense ratios, the financial statements of Amundi US and its parent companies, profitability analyses provided by Amundi US, and analyses from Amundi US as to possible economies of scale. The Trustees also reviewed the profitability of the institutional business of Amundi US as compared to that of Amundi US’s fund management business, and considered the differences between the fees and expenses of the Fund and the fees and expenses of Amundi US’s institutional accounts, as well as the different services provided by Amundi US to the Fund and to the institutional accounts. The Trustees further considered contract review materials, including additional materials received in response to the Trustees’ request, in September 2021.

At a meeting held on September 21, 2021, based on their evaluation of the information provided by Amundi US and third parties, the Trustees of the Fund, including the Independent Trustees voting separately, unanimously approved the renewal of the investment management agreement for another

68 Pioneer High Yield Fund | Annual Report | 10/31/21

year. In approving the renewal of the investment management agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Service

The Trustees considered the nature, extent and quality of the services that had been provided by Amundi US to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees also reviewed Amundi US’s investment approach for the Fund and its research process. The Trustees considered the resources of Amundi US and the personnel of Amundi US who provide investment management services to the Fund. They also reviewed the amount of non-Fund assets managed by the portfolio managers of the Fund. They considered the non-investment resources and personnel of Amundi US that are involved in Amundi US’s services to the Fund, including Amundi US’s compliance, risk management, and legal resources and personnel. The Trustees noted the substantial attention and high priority given by Amundi US’s senior management to the Pioneer Fund complex. The Trustees considered the effectiveness of Amundi US’s business continuity plan in response to the COVID-19 pandemic.

The Trustees considered that Amundi US supervises and monitors the performance of the Fund’s service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund’s business management and operations. The Trustees also considered that, as administrator, Amundi US is responsible for the administration of the Fund’s business and other affairs. The Trustees considered Amundi US’s oversight of the process for transitioning custodian, transfer agent and sub-administration services to new service providers. The Trustees considered that the Fund reimburses Amundi US its pro rata share of Amundi US’s costs of providing administration services to the Pioneer Funds.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by Amundi US to the Fund were satisfactory and consistent with the terms of the investment management agreement.

Performance of the Fund

In considering the Fund’s performance, the Trustees regularly review and discuss throughout the year data prepared by Amundi US and information comparing the Fund’s performance with the performance of its peer group of funds, as classified by Morningstar, Inc. (Morningstar), and with the

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performance of the Fund’s benchmark index. They also discuss the Fund’s performance with Amundi US on a regular basis. The Trustees’ regular reviews and discussions were factored into the Trustees’ deliberations concerning the renewal of the investment management agreement.

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. The peer group comparisons referred to below are organized in quintiles. Each quintile represents one-fifth of the peer group. In all peer group comparisons referred to below, first quintile is most favorable to the Fund’s shareowners. The Trustees noted that they separately review and consider the impact of the Fund’s transfer agency and Fund- and Amundi US-paid expenses for sub-transfer agency and intermediary arrangements, and that the results of the most recent such review were considered in the consideration of the Fund’s expense ratio.

The Trustees considered that the Fund’s management fee for the most recent fiscal year was in the fourth quintile relative to the management fees paid by other funds in its Morningstar category for the comparable period. The Trustees noted Amundi US’s explanation of the reasons that the Fund’s management fee was in the fourth quintile relative to the management fees paid by other funds in its Morningstar category. The Trustees also considered the breakpoints in the management fee schedule and the reduced fee rates above certain asset levels. The Trustees considered that the expense ratio of the Fund’s Class Y shares for the most recent fiscal year was in the fifth quintile relative to its Strategic Insight peer group for the comparable period. The Trustees considered that the expense ratio of the Fund’s Class A shares for the most recent fiscal year was in the fifth quintile relative to its Strategic Insight peer group for the comparable period. The Trustees noted Amundi US’s explanation of the reasons that the expense ratio of each of the Fund’s Class Y shares and Class A shares was in the fifth quintile relative to its Strategic Insight peer group. The Trustees noted that Amundi US had agreed to waive fees and/or reimburse expenses in order to limit the ordinary operating expenses of the Fund.

The Trustees reviewed management fees charged by Amundi US to institutional and other clients, including publicly offered European funds sponsored by Amundi US’s affiliates, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered Amundi US’s

70 Pioneer High Yield Fund | Annual Report | 10/31/21

costs in providing services to the Fund and Amundi US’s costs in providing services to the other clients and considered the differences in management fees and profit margins for fund and non-fund services. In evaluating the fees associated with Amundi US’s client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and other client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment management and administration agreements with the Fund, Amundi US performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund’s other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Trustees also considered the entrepreneurial risks associated with Amundi US’s management of the Fund.

The Trustees concluded that the management fee payable by the Fund to Amundi US was reasonable in relation to the nature and quality of the services provided by Amundi US.

Profitability

The Trustees considered information provided by Amundi US regarding the profitability of Amundi US with respect to the advisory services provided by Amundi US to the Fund, including the methodology used by Amundi US in allocating certain of its costs to the management of the Fund. The Trustees also considered Amundi US’s profit margin in connection with the overall operation of the Fund. They further reviewed the financial results, including the profit margins, realized by Amundi US from non-fund businesses. The Trustees considered Amundi US’s profit margins in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that Amundi US’s profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale

The Trustees considered Amundi US’s views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with the Fund and Fund shareholders. The Trustees noted the breakpoints in the management fee schedule. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by Amundi

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US in research and analytical capabilities and Amundi US’s commitment and resource allocation to the Fund. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including due to reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.

Other Benefits

The Trustees considered the other benefits that Amundi US enjoys from its relationship with the Fund. The Trustees considered the character and amount of fees paid or to be paid by the Fund, other than under the investment management agreement, for services provided by Amundi US and its affiliates. The Trustees further considered the revenues and profitability of Amundi US’s businesses other than the Fund business. To the extent applicable, the Trustees also considered the benefits to the Fund and to Amundi US and its affiliates from the use of “soft” commission dollars generated by the Fund to pay for research and brokerage services.

The Trustees considered that Amundi US is the principal U.S. asset management business of Amundi, which is one of the largest asset managers globally. Amundi’s worldwide asset management business manages over $2.12 trillion in assets (including the Pioneer Funds). The Trustees considered that Amundi US’s relationship with Amundi creates potential opportunities for Amundi US and Amundi that derive from Amundi US’s relationships with the Fund, including Amundi’s ability to market the services of Amundi US globally. The Trustees noted that Amundi US has access to additional research and portfolio management capabilities as a result of its relationship with Amundi and Amundi’s enhanced global presence that may contribute to an increase in the resources available to Amundi US. The Trustees considered that Amundi US and the Fund receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Fund, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by Amundi US as a result of its relationship with the Fund were reasonable.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including the Independent Trustees, concluded that the investment management agreement for the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment management agreement.

72 Pioneer High Yield Fund | Annual Report | 10/31/21

Statement Regarding Liquidity Risk Management Program

As required by law, the Fund has adopted and implemented a liquidity risk management program (the “Program”) that is designed to assess and manage liquidity risk. Liquidity risk is the risk that the Fund could not meet requests to redeem its shares without significant dilution of remaining investors’ interests in the Fund. The Fund’s Board of Trustees designated a liquidity risk management committee (the “Committee”) consisting of employees of Amundi Asset Management US, Inc. (the “Adviser”) to administer the Program.

The Committee provided the Board of Trustees with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation (the “Report”). The Report covered the period from January 1, 2020 through December 31, 2020 (the “Reporting Period”).

The Report confirmed that, throughout the Reporting Period, the Committee had monitored the Fund’s portfolio liquidity and liquidity risk on an ongoing basis, as described in the Program and in Board reporting throughout the Reporting Period.

The Report discussed the Committee’s annual review of the Program, which addressed, among other things, the following elements of the Program:

The Committee reviewed the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. The Committee noted that the Fund’s investment strategy continues to be appropriate for an open-end fund, taking into account, among other things, whether and to what extent the Fund held less liquid and illiquid assets and the extent to which any such investments affected the Fund’s ability to meet redemption requests. In managing and reviewing the Fund’s liquidity risk, the Committee also considered the extent to which the Fund’s investment strategy involves a relatively concentrated portfolio or large positions in particular issuers, the extent to which the Fund uses borrowing for investment purposes, and the extent to which the Fund uses derivatives (including for hedging purposes). The Committee also reviewed the Fund’s short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. In assessing the Fund’s cash flow projections, the Committee considered, among other factors, historical net redemption activity, redemption policies, ownership concentration, distribution channels, and the degree of certainty associated with the Fund’s short-term and long-term cash flow projections. The Committee also considered the Fund’s

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holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources, including, if applicable, the Fund’s participation in a credit facility, as components of the Fund’s ability to meet redemption requests. The Fund has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests.

The Committee reviewed the Program’s liquidity classification methodology for categorizing the Fund’s investments into one of four liquidity buckets. In reviewing the Fund’s investments, the Committee considered, among other factors, whether trading varying portions of a position in a particular portfolio investment or asset class in sizes the Fund would reasonably anticipate trading, would be reasonably expected to significantly affect liquidity.

The Committee performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum, and determined that no such minimum is required because the Fund primarily holds highly liquid investments.

The Report stated that the Committee concluded the Program operates adequately and effectively, in all material respects, to assess and manage the Fund’s liquidity risk throughout the Reporting Period.

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Trustees, Officers and Service Providers

Investment Adviser and Administrator

Amundi Asset Management US, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.*

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Amundi Distributor US, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Transfer Agent
DST Asset Manager Solutions, Inc.**

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundi.com/us. This information is also available on the Securities and Exchange Commission’s web site at www.sec.gov.

Trustees and Officers

The Fund’s Trustees and officers are listed below, together with their principal occupations and other directorships they have held during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 49 U.S. registered investment portfolios for which Amundi US serves as investment adviser (the “Pioneer Funds”). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.

*	Note to shareowners: The Bank of New York Mellon (BNY Mellon) became the Fund’s custodian and sub-administrator effective November 22, 2021.
**	Note to shareowners: BNY Mellon Investment Servicing (US), Inc. became the Fund’s transfer agent effective November 22, 2021.

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Independent Trustees

Name, Age and			Other Directorships
Position Held With	Term of Office and		Held by Trustee During At
the Fund	Length of Service	Principal Occupation(s) During At Least The Past Five Years	Least The Past Five Years
Thomas J. Perna (71)	Trustee since 2006.	Private investor (2004 – 2008 and 2013 – present); Chairman	Director, Broadridge Financial
Chairman of the Board	Serves until a successor	(2008 – 2013) and Chief Executive Officer (2008 – 2012), Quadriserv, Inc.	Solutions, Inc. (investor
and Trustee	trustee is elected	(technology products for securities lending industry); and Senior Executive	communications and securities
	or earlier retirement	Vice President, The Bank of New York (financial and securities services)	processing provider for financial
	or removal.	(1986 – 2004)	services industry) (2009 – present);
Director, Quadriserv, Inc. (2005 –
2013); and Commissioner, New
Jersey State Civil Service
Commission (2011 – 2015)
John E. Baumgardner, Jr. (70)	Trustee since 2019.	Of Counsel (2019 – present), Partner (1983-2018), Sullivan & Cromwell	Chairman, The Lakeville Journal
Trustee	Serves until a successor	LLP (law firm).	Company, LLC, (privately-held
	trustee is elected		community newspaper group)
	or earlier retirement		(2015-present)
or removal.
Diane Durnin (64)	Trustee since 2019.	Managing Director - Head of Product Strategy and Development, BNY	None
Trustee	Serves until a successor	Mellon Investment Management (investment management firm)
	trustee is elected	(2012-2018); Vice Chairman – The Dreyfus Corporation (2005 – 2018):
	or earlier retirement	Executive Vice President Head of Product, BNY Mellon Investment
	or removal.	Management (2007-2012); Executive Director- Product Strategy, Mellon
Asset Management (2005-2007); Executive Vice President Head of
Products, Marketing and Client Service, Dreyfus Corporation (investment management firm) (2000-2005); and Senior Vice President Strategic
Product and Business Development, Dreyfus Corporation (1994-2000)

76 Pioneer High Yield Fund | Annual Report | 10/31/21

Name, Age and			Other Directorships
Position Held With	Term of Office and		Held by Trustee During At
the Fund	Length of Service	Principal Occupation(s) During At Least The Past Five Years	Least The Past Five Years
Benjamin M. Friedman (77)	Trustee since 2008.	William Joseph Maier Professor of Political Economy, Harvard	Trustee, Mellon Institutional Funds
Trustee	Serves until a successor	University (1972 – present)	Investment Trust and Mellon
	trustee is elected or		Institutional Funds Master Portfolio
	earlier retirement		(oversaw 17 portfolios in fund
	or removal.		complex) (1989 - 2008)
Craig C. MacKay (58)	Trustee since 2021.	Partner, England & Company, LLC (advisory firm) (2012 – present);	Board Member of Carver Bancorp,
Trustee	Serves until a successor	Group Head – Leveraged Finance Distribution, Oppenheimer & Company	Inc. (holding company) and Carver
	trustee is elected or	(investment bank) (2006 – 2012); Group Head – Private Finance & High	Federal Savings Bank, NA (2017 –
	earlier retirement	Yield Capital Markets Origination, SunTrust Robinson Humphrey	present); Advisory Council Member,
	or removal.	(investment bank) (2003 – 2006); and Founder and Chief Executive	MasterShares ETF (2016 – 2017);
		Officer, HNY Associates, LLC (investment bank) (1996 – 2003)	Advisory Council Member, The Deal
(financial market information
publisher) (2015 – 2016); Board
Co-Chairman and Chief Executive
Officer, Danis Transportation
Company (privately-owned
commercial carrier) (2000 – 2003);
Board Member and Chief Financial
Officer, Customer Access Resources
(privately-owned teleservices
company) (1998 – 2000); Board
Member, Federation of Protestant
Welfare Agencies (human services
agency) (1993 – present); and
Board Treasurer, Harlem Dowling
Westside Center (foster care
agency) (1999 – 2018)

Pioneer High Yield Fund | Annual Report | 10/31/21 77

Independent Trustees (continued)

Name, Age and			Other Directorships
Position Held With	Term of Office and		Held by Trustee During At
the Fund	Length of Service	Principal Occupation(s) During At Least The Past Five Years	Least The Past Five Years
Lorraine H. Monchak (65)	Trustee since 2017.	Chief Investment Officer, 1199 SEIU Funds (healthcare workers union	None
Trustee	(Advisory Trustee from	pension funds) (2001 – present); Vice President – International Investments
	2014 - 2017). Serves	Group, American International Group, Inc. (insurance company)
	until a successor trustee	(1993 – 2001); Vice President – Corporate Finance and Treasury Group,
	is elected or earlier	Citibank, N.A. (1980 – 1986 and 1990 – 1993); Vice President –
	retirement or removal.	Asset/Liability Management Group, Federal Farm Funding Corporation
(government-sponsored issuer of debt securities) (1988 – 1990); Mortgage
Strategies Group, Shearson Lehman Hutton, Inc. (investment bank)
(1987 – 1988); and Mortgage Strategies Group, Drexel Burnham Lambert,
Ltd. (investment bank) (1986 – 1987)
Marguerite A. Piret (73)	Trustee since 1998.	Chief Financial Officer, American Ag Energy, Inc. (controlled environment	Director of New America High
Trustee	Serves until a successor	and agriculture company) (2016 – present); and President and Chief	Income Fund, Inc. (closed-end
	trustee is elected or	Executive Officer, Metric Financial Inc. (formerly known as Newbury Piret	investment company) (2004 –
	earlier retirement	Company) (investment banking firm) (1981 – 2019)	present); and Member, Board of
	or removal.		Governors, Investment Company
Institute (2000 – 2006)
Fred J. Ricciardi (74)	Trustee since 2014.	Private investor (2020 – present); Consultant (investment company	None
Trustee	Serves until a successor	services) (2012 – 2020); Executive Vice President, BNY Mellon (financial and
	trustee is elected or	investment company services) (1969 – 2012); Director, BNY International
	earlier retirement	Financing Corp. (financial services) (2002 – 2012); Director, Mellon Overseas
	or removal.	Investment Corp. (financial services) (2009 – 2012); Director, Financial
Models (technology) (2005-2007); Director, BNY Hamilton Funds, Ireland
(offshore investment companies) (2004-2007); Chairman/Director, AIB/BNY
Securities Services, Ltd., Ireland (financial services) (1999-2006); and
Chairman, BNY Alternative Investment Services, Inc. (financial services)
(2005-2007)

78 Pioneer High Yield Fund | Annual Report | 10/31/21

Interested Trustees

Name, Age and			Other Directorships
Position Held With	Term of Office and		Held by Trustee During At
the Fund	Length of Service	Principal Occupation(s) During At Least The Past Five Years	Least The Past Five Years
Lisa M. Jones (59)*	Trustee since 2017.	Director, CEO and President of Amundi US, Inc. (investment management	None
Trustee, President and	Serves until a successor	firm) (since September 2014); Director, CEO and President of Amundi Asset
Chief Executive Officer	trustee is elected or	Management US, Inc. (since September 2014); Director, CEO and President
	earlier retirement	of Amundi Distributor US, Inc. (since September 2014); Director, CEO and
	or removal	President of Amundi Asset Management US, Inc. (since September 2014);
Chair, Amundi US, Inc., Amundi Distributor US, Inc. and Amundi Asset
Management US, Inc. (September 2014 – 2018); Managing Director,
Morgan Stanley Investment Management (investment management firm)
(2010 – 2013); Director of Institutional Business, CEO of International,
Eaton Vance Management (investment management firm) (2005 – 2010);
and Director of Amundi Holdings US, Inc. (since 2017)
Kenneth J. Taubes (63)*	Trustee since 2014.	Director and Executive Vice President (since 2008) and Chief Investment	None
Trustee	Serves until a successor	Officer, U.S. (since 2010) of Amundi US, Inc. (investment management
	trustee is elected or	firm); Director and Executive Vice President and Chief Investment Officer,
	earlier retirement	U.S. of Amundi US (since 2008); Executive Vice President and Chief
	or removal	Investment Officer, U.S. of Amundi Asset Management US, Inc. (since 2009);
Portfolio Manager of Amundi US (since 1999); and Director of Amundi
Holdings US, Inc. (since 2017)

*	Ms. Jones and Mr. Taubes are Interested Trustees because they are officers or directors of the Fund’s investment adviser and certain of its affiliates.

Pioneer High Yield Fund | Annual Report | 10/31/21 79

Fund Officers

Name, Age and			Other Directorships
Position Held With	Term of Office and		Held by Officer During At
the Fund	Length of Service	Principal Occupation(s) During At Least The Past Five Years	Least The Past Five Years
Christopher J. Kelley (56)	Since 2010. Serves at	Vice President and Associate General Counsel of Amundi US since January	None
Secretary and Chief	the discretion of	2008; Secretary and Chief Legal Officer of all of the Pioneer Funds since
Legal Officer	the Board	June 2010; Assistant Secretary of all of the Pioneer Funds from September
2003 to May 2010; and Vice President and Senior Counsel of Amundi US
from July 2002 to December 2007
Thomas Reyes (58)	Since 2010. Serves at	Assistant General Counsel of Amundi US since May 2013 and Assistant	None
Assistant Secretary	the discretion of	Secretary of all the Pioneer Funds since June 2010; and Counsel of
	the Board	Amundi US from June 2007 to May 2013
Anthony J. Koenig, Jr. (57)	Since 2021. Serves at	Senior Vice President – Fund Treasury of Amundi US; Treasurer of all of	None
Treasurer and Chief	the discretion of	the Pioneer Funds since May 2021; Assistant Treasurer of all of the Pioneer
Financial and	the Board	Funds from January 2021 to May 2021; and Chief of Staff, US Investment
Accounting Officer		Management of Amundi US from May 2008 to January 2021
Luis I. Presutti (56)	Since 1998. Serves at	Director – Fund Treasury of Amundi US since 1999; and Assistant Treasurer	None
Assistant Treasurer	the discretion of	of all of the Pioneer Funds since 1999
the Board
Gary Sullivan (63)	Since 2002. Serves at	Senior Manager – Fund Treasury of Amundi US since 2012; and Assistant	None
Assistant Treasurer	the discretion of	Treasurer of all of the Pioneer Funds since 2002
the Board
Antonio Furtado (39)	Since 2020. Serves at	Fund Oversight Manager – Fund Treasury of Amundi US since 2020;	None
Assistant Treasurer	the discretion of	Assistant Treasurer of all of the Pioneer Funds since 2020; and Senior Fund
	the Board	Treasury Analyst from 2012 - 2020

80 Pioneer High Yield Fund | Annual Report | 10/31/21

Name, Age and			Other Directorships
Position Held With	Term of Office and		Held by Officer During At
the Fund	Length of Service	Principal Occupation(s) During At Least The Past Five Years	Least The Past Five Years
Michael Melnick (50)	Since July 2021.	Vice President - Deputy Fund Treasurer of Amundi US since May 2021;	None
Assistant Treasurer	Serves at the	Assistant Treasurer of all of the Pioneer Funds since July 2021; Director of
	discretion of the Board	Regulatory Reporting of Amundi US from 2001 – 2021; and Director of
Tax of Amundi US from 2000 - 2001
John Malone (50)	Since 2018. Serves at	Managing Director, Chief Compliance Officer of Amundi US Asset	None
Chief Compliance Officer	the discretion of	Management; Amundi Asset Management US, Inc.; and the Pioneer Funds
	the Board	since September 2018; and Chief Compliance Officer of Amundi Distributor
US, Inc. since January 2014.
Kelly O’Donnell (50)	Since 2006. Serves at	Vice President – Amundi Asset Management; and Anti-Money Laundering	None
Anti-Money Laundering	the discretion of	Officer of all the Pioneer Funds since 2006
Officer	the Board

Pioneer High Yield Fund | Annual Report | 10/31/21 81

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Pioneer High Yield Fund | Annual Report | 10/31/21 83

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84 Pioneer High Yield Fund | Annual Report | 10/31/21

How to Contact Amundi

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms	1-800-225-6292

FactFoneSM for automated fund yields, prices,
account information and transactions	1-800-225-4321

Retirement plans information	1-800-622-0176

Write to us:

Amundi
P.O. Box 9897
Providence, RI 02940-8097

Our toll-free fax	1-800-225-4240

Our internet e-mail address	us.askamundi@amundi.com
(for general questions about Amundi only)

Visit our web site: www.amundi.com/us

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s web site at https://www.sec.gov.

Amundi Asset Management US, Inc.
60 State Street
Boston, MA 02109
www.amundi.com/us

Securities offered through Amundi Distributor US, Inc.,
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
© 2021 Amundi Asset Management US, Inc. 19441-15-1221

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.  If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant’s Internet address and such intention.

Not applicable.

(f) The registrant must:

(1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

(2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

(3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made. See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1)  Disclose that the registrant’s board of trustees has determined that the registrant either:

(i)  Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

(i)  Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Mr. Fred J. Ricciardi, an independent trustee, is such an audit committee financial expert.

(3) If the registrant provides the disclosure required by paragraph (a)(1) (ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

The audit fees for the Fund were $48,900 payable to Ernst & Young LLP for the year ended October 31, 2021 and $48,900 for the year ended October 31, 2020.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no audit-related services in 2021 or 2020.

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

The Fund paid aggregate non-audit fees to Ernst & Young LLP for tax services of $18,754 and $18,754 during the fiscal years ended October 31, 2021 and 2020, respectively.

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no other fees in 2021 or 2020.

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

PIONEER FUNDS

APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES

PROVIDED BY THE INDEPENDENT AUDITOR

SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Amundi Asset Management US, Inc., the audit committee and the independent auditors.

The Funds recognize that a Fund’s independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund’s independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund’s independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

SECTION II - POLICY

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES

I. AUDIT SERVICES	Services that are directly	o Accounting research assistance
	related to performing the	o SEC consultation, registration
	independent audit of the Funds	statements, and reporting
o Tax accrual related matters
o Implementation of new accounting standards
o Compliance letters (e.g. rating agency letters)
o Regulatory reviews and assistance
regarding financial matters
o Semi-annual reviews (if requested)
o Comfort letters for closed end offerings
II. AUDIT-RELATED	Services which are not	o AICPA attest and agreed-upon procedures
SERVICES	prohibited under Rule	o Technology control assessments
	210.2-01(C)(4) (the “Rule”)	o Financial reporting control assessments
	and are related extensions of	o Enterprise security architecture
	the audit services support the	assessment
audit, or use the knowledge/expertise
gained from the audit procedures as a
foundation to complete the project.
In most cases, if the Audit-Related
Services are not performed by the
Audit firm, the scope of the Audit
Services would likely increase.
The Services are typically well-defined
and governed by accounting
professional standards (AICPA,
SEC, etc.)

	AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
	o “One-time” pre-approval	o A summary of all such
	for the audit period for all	services and related fees
	pre-approved specific service	reported at each regularly
	subcategories. Approval of the	scheduled Audit Committee
	independent auditors as	meeting.
auditors for a Fund shall
constitute pre approval for
these services.

	o “One-time” pre-approval	o A summary of all such
	for the fund fiscal year within	services and related fees
	a specified dollar limit	(including comparison to
	for all pre-approved	specified dollar limits)
	specific service subcategories	reported quarterly.

o Specific approval is
needed to exceed the
pre-approved dollar limit for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for Audit-Related
Services not denoted as
“pre-approved”, or
to add a specific service
subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE
SUBCATEGORIES
III. TAX SERVICES	Services which are not	o Tax planning and support
	prohibited by the Rule,	o Tax controversy assistance
	if an officer of the Fund	o Tax compliance, tax returns, excise
	determines that using the	tax returns and support
	Fund’s auditor to provide	o Tax opinions
these services creates
significant synergy in
the form of efficiency,
minimized disruption, or
the ability to maintain a
desired level of
confidentiality.

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o “One-time” pre-approval	o A summary of
for the fund fiscal year	all such services and
within a specified dollar limit	related fees
(including comparison
to specified dollar
limits) reported
quarterly.

o Specific approval is
needed to exceed the
pre-approved dollar limits for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for tax services not
denoted as pre-approved, or to
add a specific service subcategory as
“pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE
SUBCATEGORIES
IV. OTHER SERVICES	Services which are not	o Business Risk Management support
	prohibited by the Rule,	o Other control and regulatory
A. SYNERGISTIC,	if an officer of the Fund	compliance projects
UNIQUE QUALIFICATIONS	determines that using the
Fund’s auditor to provide
these services creates
significant synergy in
the form of efficiency,
minimized disruption,
the ability to maintain a
desired level of
confidentiality, or where
the Fund’s auditors
posses unique or superior
qualifications to provide
these services, resulting
in superior value and
results for the Fund.

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o “One-time” pre-approval	o A summary of
for the fund fiscal year within	all such services and
a specified dollar limit	related fees
(including comparison
to specified dollar
limits) reported
quarterly.
o Specific approval is
needed to exceed the
pre-approved dollar limits for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for “Synergistic” or
“Unique Qualifications” Other
Services not denoted as
pre-approved to the left, or to
add a specific service
subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PROHIBITED SERVICE
SUBCATEGORIES
PROHIBITED SERVICES	Services which result	1. Bookkeeping or other services
	in the auditors losing	related to the accounting records or
	independence status	financial statements of the audit
	under the Rule.	client*
2. Financial information systems design
and implementation*
3. Appraisal or valuation services,
fairness* opinions, or
contribution-in-kind reports
4. Actuarial services (i.e., setting
actuarial reserves versus actuarial
audit work)*
5. Internal audit outsourcing services*
6. Management functions or human
resources
7. Broker or dealer, investment
advisor, or investment banking services
8. Legal services and expert services
unrelated to the audit
9. Any other service that the Public
Company Accounting Oversight Board
determines, by regulation, is
impermissible

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o These services are not to be	o A summary of all
performed with the exception of the(*)	services and related
services that may be permitted	fees reported at each
if they would not be subject to audit	regularly scheduled
procedures at the audit client (as	Audit Committee meeting
defined in rule 2-01(f)(4)) level	will serve as continual
the firm providing the service.	confirmation that has
not provided any
restricted services.

GENERAL AUDIT COMMITTEE APPROVAL POLICY:

o For all projects, the officers of the Funds and the Fund’s auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the “Approval of Audit, Audit-Related, Tax and Other Services” Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services

Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Fund’s audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Fund. For the years ended October 31, 2021 and 2020, there were no services provided to an affiliate that required the Fund's audit committee pre-approval.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The Fund paid aggregate non-audit fees to Ernst & Young LLP for tax services of $18,754 and $18,754 during the fiscal years ended October 31, 2021 and 2020, respectively.

(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Fund’s audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR, provide the following information:

(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant’s portfolio (“Portfolio Manager”). Also state each Portfolio Manager’s business experience during the past 5 years.

Not applicable to open-end management investment companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) If the registrant is a closed-end management investment company, provide the following dollar amounts of income and compensation related to the securities lending activities of the registrant during its most recent fiscal year:

N/A

(1) Gross income from securities lending activities;

N/A

(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (revenue split); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees;

N/A

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); and

N/A

(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)).

If a fee for a service is included in the revenue split, state that the fee is included in the revenue split.

N/A

(b) If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrants most recent fiscal year.

N/A

ITEM 13. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

SIGNATURES

[See General Instruction F]

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Pioneer High Yield Fund

By (Signature and Title)* /s/ Lisa M. Jones

Lisa M. Jones, President and Chief Executive Officer

Date January 3, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Lisa M. Jones

Lisa M. Jones, President and Chief Executive Officer

Date January 3, 2022

By (Signature and Title)* /s/ Anthony J. Koenig, Jr.

Anthony J. Koenig, Jr., Managing Director, Chief Operations Officer & Fund Treasurer

Date January 3, 2022

* Print the name and title of each signing officer under his or her signature.